LETTER FROM THE PRESIDENT

BACKGROUND ARTWORK

Dear Fellow Shareholder:

There's no doubt that we've all experienced excessive volatility in the financial markets in 1998. The 12-month period ending December 31, 1998, has served as a clear example of how the performance of different asset classes can vary widely over a given time period. For example, domestic large cap stocks made an impressive rebound in the fourth quarter to provide the highest asset class returns for the year, even more spectacular when viewed against the lackluster performance of small cap stocks over the past year. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the overall volatility that has been inherent in 1998.

Given these wild swings in performance, we think the message is clear: expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which ones will be weak. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing with Touchstone through a financial advisor, you have already taken the important first step in building a portfolio that can help you meet your future goals. Your financial advisor can help you set new guidelines when life-style changes occur, and they can help you measure your level of patience for overall market conditions.

We're proud to note that the Touchstone Standby Income Fund has been recognized with Morningstar's highest 5-star rating for its three-year performance as of 12-31-98(1). Those familiar with Morningstar know that they are a privately owned company that provides unbiased mutual fund information to help individual investors make informed investment decisions. Only the top 10% of all mutual funds in each investment class actually receive Morningstar's highest rating. The Touchstone Standby Income Fund, classified as an Ultrashort Bond fund by Morningstar, was ranked among 2,126 funds in Morningstar's Taxable Bond category as of 12/31/98.

I'd like to take this opportunity to thank you for the success we've shared together. We appreciate your continued confidence and investment in the Touchstone Family of Funds and Variable Annuities(2).

Sincerely,

/s/ Jill McGruder
Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds

P.S. Please visit us on the World Wide Web at www.touchstonefunds.com

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance, and are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 3-month Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 3-month Treasury bill returns. The top 10% of funds in a category receives 5 stars; the next 22.5% receives 4 stars. Past performance is no guarantee of future results. The Advisor waived fees and reimbursed the Fund which had a material effect on the total return.

(2) Touchstone Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio. The Touchstone Family of Funds and Variable Annuities are distributed by Touchstone Securities, Inc., member NASD and SIPC. For a prospectus containing more information, including all fees and expenses, call 800.669.2796. Please read the prospectus carefully before investing or sending money.

NOTES

   TABLE OF CONTENTS

3
TABLE OF CONTENTS

                                                             PAGE
Management Discussion & Analysis...........................    5
Select Advisors Trust C
     Statements of Assets and Liabilities..................   18
     Statements of Operations..............................   19
     Statements of Changes in Net Assets...................   20
     Financial Highlights..................................   22
     Notes to Financial Statements.........................   24
     Report of Independent Accountants.....................   29
     Supplementary Data....................................   30
Select Advisors Portfolios
  Emerging Growth..........................................    3
  International Equity.....................................    7
  Income Opportunity.......................................   10
  Value Plus...............................................   13
  Growth & Income..........................................   16
  Balanced.................................................   20
  Bond.....................................................   24
Statements of Assets and Liabilities.......................   26
Statements of Operations...................................   27
Statements of Changes in Net Assets........................   28
Ratios and Supplementary Data..............................   30
Notes to Financial Statements..............................   32
Report of Independent Accountants..........................   39

NOTES                                                                          4

   MANAGEMENT DISCUSSION & ANALYSIS

5
MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Emerging Growth Fund C

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Emerging Growth Fund C. Small capitalization stocks, as measured by the Russell 2000, declined 2.5% while the total return (net of fees and expenses) for the Touchstone Emerging Growth Fund C was 2.0%.

As the value-style manager of the Touchstone Emerging Growth Fund C, David L. Babson's core strategy continued to stress bottom-up fundamental analysis in identifying low risk stocks with attractive return potential. Small company stocks continued to have a difficult time in 1998. The domestic equity markets, overall, were marked by wild swings throughout the year. In the third quarter, the Russell 2000 declined 20% as investors sold stocks due to fears the U.S. was shortly headed into a recession. Not surprisingly, given Babson's low risk value discipline, the value-style portion of the Fund held its value well during the third quarter and bettered its benchmark.

In the fourth quarter of 1998, investors dramatically shifted course and purchased stocks as rapidly as they were sold in the previous quarter, resulting in the Russell 2000 increasing its value by 16%. Not surprisingly, Babson's low risk value discipline had difficulty keeping pace with the soaring market, and the value-style portion of the Fund trailed its benchmark for the quarter and for the entire year.

Standout performers for the year included Elsag Bailey (+137%) due to a buyout offer from the large European industrial conglomerate ABB, and Martin Marietta Materials (+70%) due to continued strong demand of their primary product, aggregates -- a fancy term for rocks, stone and gravel which are critical in road and infrastructure building. Unfortunately, Babson's increased weighting in the Energy sector, the worst performing sector in 1998, detracted from performance. Babson still likes the long term outlook for the Energy sector and continues to increase their weighting in this sector.

As the growth-style manager of the Touchstone Emerging Growth Fund C, Westfield Capital Management continued to find companies with good growth prospects. Unlike 1997, small cap growth did much better than small cap Value in 1998. This pattern correlates very well with past cycles where growth outperforms relatively as overall corporate profits peak -- an environment Westfield expects to continue into 1999.

Technology (including telecommunications) led the growth-style portion of the portfolio. Its impact can be seen in the performance pattern over the course of the year with the first quarter and fourth quarter accounting for most of the gains. Portfolio performance was achieved the old-fashioned way -- that is, without the presence of Internet stocks. In the liquidity-driven market of 1998, top performance portfolio managers had to speculate on unheard of valuations in either the Internet group or the top 50 blue chips. Neither area fit Westfield's price/earnings-to-growth valuation discipline very well. Instead, some of Westfield's best technology stock

   MANAGEMENT DISCUSSION & ANALYSIS
picks were market-penetration stories. Such names as Geotel in call routing systems, Galileo in networking ICs, and EMC in data storage are but a few.

The portfolio kept pace with its benchmarks and peers during the severe correction of July and August, and Westfield feels that this reflects the cushioning effect of their growth-at-a-reasonable-price style, as well as specific portfolio sector shifts made earlier in the year. Concerns about Asian demand caused Westfield to exit the Energy sector and several technology product arenas. Financially-sensitive holdings were reduced as they saw signs of a slowing economy, while service companies in the consumer and healthcare sectors were added. The educational field was also sharply overweighted and remained a stand-out performer.

                         GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE EMERGING                                   WIESENBERGER SMALL CAP
                                                      GROWTH FUND C         RUSSELL 2000 MAJOR INDEX           MINOR INDEX
                                                   -------------------      ------------------------     ----------------------
9/94                                                      10000                       10000                       10000
12/94                                                     10252                        9813                        9950
3/95                                                      10627                       10265                       10512
6/95                                                      11287                       11227                       11450
9/95                                                      12306                       12336                       12785
12/95                                                     12421                       12603                       13072
3/96                                                      12943                       13246                       13917
6/96                                                      13486                       13909                       15025
9/96                                                      13108                       13956                       15319
12/96                                                     13620                       14682                       15758
3/97                                                      13044                       13923                       14745
6/97                                                      15310                       16180                       17262
9/97                                                      17773                       18588                       20184
12/97                                                     17800                       17965                       19162
3/98                                                      19387                       19772                       21254
6/98                                                      18631                       18850                       20421
9/98                                                      15104                       15053                       16072
12/98                                                     18148                       17508                       19082

 Average Annual Total Return
------------------------------
  One Year       Since
   Ended       Inception
  12/31/98      10/3/94
    2.0%          15.1%
------------------------------
  Cumulative Total Return
------------------------------
       Since Inception
          10/3/94
           81.5%
------------------------------


Past performance is not indicative of future performance.

Touchstone International Equity Fund C

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone International Equity Fund C. International equity stocks, as measured by the MSCI EAFE Index, rose 20.3% while the total return (net of fees and expenses) for the Touchstone International Equity Fund C was 19.0%.

As the manager of the Touchstone International Equity Fund C, Credit Suisse Asset Management (formerly BEA Associates) attributes the Fund's performance to three prominent drivers: the Fund's allocation to European

   MANAGEMENT DISCUSSION & ANALYSIS

7

markets, their underweight position in Japan, and their absence from the rest of Asia.

In Europe, Credit Suisse favored several themes during the year including companies benefiting from restructuring and businesses that help other companies reduce costs. During the first half of the year, their positions in the auto (Renault, Porsche, Volkswagen and BMW), business services (Cap Gemini and SAP), and telecommunications equipment and mobile phone industries (Vodaphone and Telefonica) added to performance.

Late in the third quarter, as the emerging markets crisis spread, they repositioned their European allocation in favor of defensive industries and companies whose core businesses are concentrated in Europe. This repositioning had a negative impact in October, and was the primary cause of slight underperformance for the year, when oversold global financials, in which they were underweight, rallied sharply. However, their defensive positioning proved beneficial during the end of the quarter as investors reduced their global economic growth expectations and sought safer havens with higher earnings visibility.

Being underweight in Japan added to performance for the year while stock selection there hurt performance by a modest degree. For much of the year, the portfolio was positioned in large blue chip exporters (Sony, Canon, TDK and Honda) on the belief that their earnings would be more stable than domestic companies that rely on Japan's domestic economy for revenues. While exporters did well during the first part of the year, they were hurt in the third and fourth quarters when the yen rallied sharply, thereby weakening the profitability of exporters. Credit Suisse was also underweight in large banks in Japan, which rallied in October causing a negative impact on performance.

Being absent from all of Asia except Japan proved to be effective on a full-year basis. Despite the rally in the first month of the year and in the final quarter, Asian markets were weak for most of the year, underscoring the view that avoiding them was the most prudent approach to take.

   MANAGEMENT DISCUSSION & ANALYSIS

                         GROWTH OF A $10,000 INVESTMENT

                                                TOUCHSTONE INTERNATIONAL      1998 MSCI EAFE MAJOR      1998 WIESENBERGER NON-US
                                                         FUND C                       INDEX                EQUITY MINOR INDEX
                                                ------------------------      --------------------      ------------------------
9/94                                                      10000                       10000                       10000
12/94                                                      9100                        9905                        9452
3/95                                                       8730                       10097                        9153
6/95                                                       9090                       10178                        9585
9/95                                                       9480                       10611                       10007
12/95                                                      9520                       11049                       10114
3/96                                                      10070                       11377                       10648
6/96                                                      10270                       11565                       11047
9/96                                                      10170                       11559                       10952
12/96                                                     10540                       11752                       11317
3/97                                                      10680                       11576                       11455
6/97                                                      11930                       13087                       12691
9/97                                                      12470                       13003                       12549
12/97                                                     12093                       11994                       11089
3/98                                                      14089                       13767                       12443
6/98                                                      14829                       13923                       11847
9/98                                                      12780                       11952                       10061
12/98                                                     14389                       14432                       11764

 Average Annual Total Return
------------------------------
  One Year       Since
   Ended       Inception
  12/31/98      10/3/94
   19.0%           9.0%
------------------------------
  Cumulative Total Return
------------------------------
       Since Inception
          10/3/94
           43.9%
------------------------------

Past performance is not indicative of future performance.

Touchstone Income Opportunity Fund C

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Income Opportunity Fund C. Corporate high yield bonds, as measured by the Wiesenberger: Corporate High Yield Mutual Fund Index, declined 0.7%; emerging market bonds, as measured by the Wiesenberger: Emerging Market Income Mutual Fund Index, declined 22.8%, while corporate bonds in general, as measured by the Lehman Brothers Corporate Bond Index, rose 8.5%. Total return (net of fees and expenses) for the Touchstone Income Opportunity Fund C was -14.5%.

As the manager of the Touchstone Income Opportunity Fund C, Alliance Capital Management continued to concentrate its portfolio strategy on investments in emerging market corporates, emerging market sovereign and U.S. corporate high yield debt. Alliance reports that 1998 was an extremely challenging year for financial markets, as economic turmoil spread from Asia to encompass Russia and Latin America, particularly Brazil. Both the high yield and emerging markets came under pressure in the second half of the year after Russia announced a debt moratorium in August. High yield assets also came under pressure due to these global concerns, causing many companies to revise earning estimates downward; liquidity in the secondary market dissipated.

   MANAGEMENT DISCUSSION & ANALYSIS

9

As emerging market assets came under pressure, several positions were more severely impacted than others, including: Russian principal loans, overweight positions in Indonesian corporates, a Chinese toll road, and an Ecuadorian cellular company. The portfolio performance also suffered because of an overweight position in emerging market corporate securities that underperformed sovereign bonds.

During the second half of the year, Alliance decided to change the investment strategy and began to slowly weight the portfolio with more high yield assets, rather than emerging markets securities, reflecting their belief in the strength of the U.S. economy. As of December 31, 1997, 60% of Touchstone Income Opportunity was in emerging markets. By December 31, 1998, 32% of the portfolio was in emerging market assets. They accomplished this transition by taking advantage of positive price momentum in emerging assets. When they felt prices reflected fair value, they sold some of the emerging market assets -- thereby minimizing the losses on the portfolio -- and invested those assets in the domestic high yield area.

Alliance believes that there will be continued strong demand for the high yield asset class, which could offer price appreciation through spread tightening of 0.50% to 1.25%. Although high yield is not immune to external events such as the Brazilian situation, the outlook for continued, albeit slower, growth in the United States will have more of a positive impact on high yield performance.

                         GROWTH OF A $10,000 INVESTMENT

                                                                LEHMAN BROTHERS          WIESENBERGER       WIESENBERGER EMERGING
                                       TOUCHSTONE INCOME     CORPORATE BOND MAJOR    CORPORATE HIGH YIELD     MKT INCOME MINOR
                                       OPPORTUNITY FUND C            INDEX              MINOR INDEX 2               INDEX
                                       ------------------    --------------------    --------------------   ---------------------
9/94                                         10000                   10000                  10000                   10000
12/94                                         9261                   10043                   9881                    9155
3/95                                          8737                   10638                  10316                    7945
6/95                                         10130                   11429                  10850                    9305
9/95                                         10764                   11699                  11180                    9834
12/95                                        11315                   12277                  11515                   10643
3/96                                         11909                   11960                  11811                   11072
6/96                                         12588                   12014                  12036                   12215
9/96                                         13568                   12254                  12582                   13736
12/96                                        14244                   12681                  13030                   14770
3/97                                         14475                   12553                  13103                   15060
6/97                                         15406                   13070                  13764                   16479
9/97                                         16151                   13582                  14483                   17368
12/97                                        15467                   13978                  14674                   16421
3/98                                         16164                   14193                  15263                   17217
6/98                                         15438                   14548                  15304                   15861
9/98                                         12868                   15077                  14209                   11357
12/98                                        13275                   15168                  14568                   12685


 Average Annual Total Return
------------------------------
  One Year       Since
   Ended       Inception
  12/31/98      10/3/94
  (14.5%)          6.8%
------------------------------
  Cumulative Total Return
------------------------------
       Since Inception
          10/3/94
           32.2%
------------------------------

Past performance is not indicative of future performance.

   MANAGEMENT DISCUSSION & ANALYSIS

Touchstone Value Plus Fund C

Over the course of the abbreviated period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Value Plus Fund C since its inception on May 1, 1998. From the Fund's inception in May through the end of 1998, growth and value stocks, as measured by the S&P 500 Index, rose 11.7% while value stocks, as measured by the S&P Barra Value Index, rose 1.6%. Total return (net of fees and expenses) for the Touchstone Value Plus Fund C was 2.6%.

As the manager of the Touchstone Value Plus Fund C, Fort Washington Investment Advisors concentrated their efforts on mid to large cap common stocks that were considered fundamentally undervalued. Fort Washington reports that 1998 marked the fourth straight year of twenty plus percent returns for the S&P 500, a first in history. The year was also characterized by several other events:

     O The Asian crisis and the Long Term Capital debacle sent shock waves through the financial markets.

     O Weakening overseas economies and a defiant Iraq headlined the foreign political landscape.

     O President Clinton weathered a flurry of setbacks including charges of sexual misconduct and a formal impeachment by members of Congress.

With all of this as a backdrop, investors encountered the type of volatility one would expect from an unpredictable market. Valuations for stocks continued to increase as a combination of lower interest rates and abundant liquidity pushed stock prices higher.

The S&P 500 return was clearly dominated by the largest twenty names as they accounted for over 36% of the index and over 75% of the total return for the year. Growth managers continued their outperformance versus value managers for 1998 as is represented by the S&P Barra Growth and S&P Barra value indexes, up 42.2% and 14.7% respectively. In an even starker contrast, the Russell 2000 turned in a -2.5% return for the full year.

The best performing sector in the portfolio for the time period was Finance, with Fannie Mae and Bank One contributing the most. Technology issues such as Computer Associates International were the weakest performing sector.

   MANAGEMENT DISCUSSION & ANALYSIS

11

                         GROWTH OF A $10,000 INVESTMENT

                                       TOUCHSTONE VALUE PLUS                           S&P/BAR VAL|MINOR       WILSHIRE|LG CAP
                                              FUND C           S&P 500|MAJOR INDEX           INDEX             VAL|MINOR INDEX
                                       ---------------------   -------------------     -----------------       ---------------
5/98                                           10000                  10000                  10000                  10000
6/98                                            9850                  10227                   9934                   9968
9/98                                            8640                   9210                   8651                   8853
12/98                                          10260                  11171                  10159                  10075

 Average Annual Total Return
------------------------------
  One Year       Since
   Ended       Inception
  12/31/98
    n/a           n/a
------------------------------
  Cumulative Total Return
------------------------------
       Since Inception
           5/1/98
            2.6%
------------------------------

Past performance is not indicative of future performance.

Touchstone Growth & Income Fund C

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Growth & Income Fund C. Growth & Value stocks, as measured by the S&P 500 Index, rose 28.6% while the total return (net of fees and expenses) for the Touchstone Growth & Income Fund C was 6.0%.

As the manager of the Touchstone Growth & Income Fund C, Scudder Kemper Investments focused exclusively on their relative dividend yield discipline. Scudder reports that 1998 was truly a "Jekyll and Hyde" year for the U.S. equity market. On the one hand, the S&P 500 Index returned a remarkable 28.6%, the fourth consecutive year of returns in excess of 20%. On the other hand, it was an extraordinarily difficult period for value-oriented strategies, such as those employed by the Touchstone Growth & Income Fund. The strongest returns were limited to a narrow subset of the U.S. market, mostly the largest capitalization growth technology stocks. Unfortunately, these returns did not percolate down to most other stocks in the S&P 500. The lack of market breadth last year is captured by the following statistics: fully 70% of the stocks in the S&P 500 underperformed the reported index return, and 40% of S&P 500 stocks actually declined for the year.

   MANAGEMENT DISCUSSION & ANALYSIS

Other than the headwind of large cap growth stock dominance, the primary negative influence resulted from Scudder's overweight in industrial cyclicals, largely chemical, paper/forest products, and metals stocks. This overweight had been in place since 1997, having been driven by the stocks' recession level valuations. But commodity deflation, in combination with operating (and in a few cases, financial) leverage caused such severe pressure on earnings that even historically low valuations were not able to mitigate downside in stocks such as Imperial Chemical, Witco, Lyondell and Oregon Steel. One bright spot in the chemical sector was the third quarter announcement that BetzDearborn was to be acquired by Hercules, leading to a 20% total return for the stock for the ten months of 1998 until it was acquired. The paper stocks fared better, largely because of their year-end rally which had each of the Fund's paper holdings outperforming the fourth quarter S&P 500 return of 21%. This rally was driven by a positive sentiment shift that occurred at the depths of the September market. The global oversupply of pulp had become so severe that US companies began to respond with meaningful closings of capacity in an attempt to stabilize pricing. Further positive news was the surprise announcement in November that International Paper was seeking to acquire Union Camp, which drove the entire sector higher.

The greatest source of outperformance was the Fund's overweight in telecommunication stocks, which in aggregate rose 48%. Standout performers were Bellsouth (+81%), Sprint (+64%), Alltel (+50%), and Frontier (+46%). Low relative valuations at the beginning of the year, and the increasing recognition that the local telephone companies' earnings were being enhanced by the growth in value-added services catalyzed the outperformance of many of these stocks. Scudder's underweight in the consumer staple sector, as well as specific stock selection, also added value as their value discipline enabled them to avoid the weakness in Coca-Cola, Proctor & Gamble, and Gillette. Instead, the portfolio was led by standout performers Avon (+47%) and Unilever (+35%). The Fund also benefited from the fact many of its best performing stocks were top holdings. These included Ford (+87%), Bellsouth (+81%), Sprint (+64%), Xerox (+62%), American Home Products (+50%), Bristol-Myers Squibb (+43%), and Chase Manhattan (+33%). And finally, the tremendous level of merger and acquisition activity in the U.S. market helped the Fund last year. Stocks which were held that were acquired during the year (or which are pending final completion) included MidOcean, Mercantile Stores, Firstar, Echlin, BetzDearborn, and Mobil.

Scudder continues to focus on their relative dividend yield discipline, which seeks to identify opportunities in undervalued and misunderstood companies. While this discipline does not add value in every year, Scudder feels that it has proven itself over market cycles. They cannot control the normal cyclical shifts between growth and value, but they are confident that adhering to a time tested stock selection discipline will prove beneficial over time.

   MANAGEMENT DISCUSSION & ANALYSIS

13

                         GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE GROWTH &                                    WIESENBERGER GROWTH &
                                                      INCOME FUND C            S&P 500 MAJOR INDEX         INCOME MINOR INDEX
                                                   -------------------         -------------------        --------------------
9/94                                                      10000                       10000                       10000
12/94                                                     10010                        9998                        9837
3/95                                                      11010                       10972                       10594
6/95                                                      11811                       12019                       11428
9/95                                                      12800                       12974                       12248
12/95                                                     13535                       13756                       12823
3/96                                                      14504                       14494                       13525
6/96                                                      14914                       15144                       13969
9/96                                                      15208                       15612                       14370
12/96                                                     15707                       16914                       15415
3/97                                                      15002                       17367                       15583
6/97                                                      16701                       20399                       17768
9/97                                                      18204                       21927                       19305
12/97                                                     18716                       22557                       19484
3/98                                                      20925                       25703                       21658
6/98                                                      20407                       26552                       21739
9/98                                                      17900                       23911                       19232
12/98                                                     19833                       29002                       22457

 Average Annual Total Return
------------------------------
  One Year       Since
   Ended       Inception
  12/31/98      10/3/94
    6.0%          17.5%
------------------------------
  Cumulative Total Return
------------------------------
       Since Inception
          10/3/94
           98.3%
------------------------------

Past performance is not indicative of future performance.

 Touchstone Balanced Fund C

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Balanced Fund C. Growth and value stocks, as measured by the S&P 500 Index, rose 28.6% and government and corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the total return (net of fees and expenses) for the Touchstone Balanced Fund C was 3.3%.

As the manager of the Touchstone Balanced Fund C, OpCap Advisors employed a disciplined, bottom-up approach to stock selection which has not changed since they began managing the Fund in April of 1997. Their investment horizon is long-term, with an average holding period of 3 to 4 years. OpCap reports that the stock market was characterized in 1998 by exceptionally strong crosscurrents, including wide performance disparities among individual stocks. Many quality businesses that are inexpensive languished or even fell in price, while many large cap growth stocks and technology issues with what OpCap believed to be unsustainably high valuations became even more highly valued. Subsequently, OpCap's equity performance suffered from the ownership of a disproportionate number of quality mid cap companies that have reasonable valuations. The mid cap sector, especially mid cap value stocks, lagged badly in the year.

   MANAGEMENT DISCUSSION & ANALYSIS

Performance also suffered from the relatively limited holdings of technology stocks. The stock market valued many technology companies as if they had unlimited earnings growth potential. The most obvious example is the Internet stocks, which rose dramatically in price in 1998 even though many Internet companies have very limited revenues. For example, At Home Corporation with a market capitalization of $11 billion had revenues for the year of $50 million. While OpCap agrees that technology is revolutionary, they do not feel comfortable paying high prices for large unknowns. Moreover, they believe that highly priced technology stocks, including the Internet issues, may be vulnerable to large declines when the euphoria that surrounds them subsides. For these reasons, they sold their technology holdings when they believed they had achieved a level of prudent valuation. For example, the EMC Corporation (EMC) position was sold in August at a price of $59 per share, or 37 times 1998's estimated earnings.

While technology stocks soared in 1998, many solid but less glamorous companies with improving business results fell by the wayside. The most striking example in the portfolio is the real estate company, Security Capital Group, which experienced a 58% drop in its share price. This occurred even though the company's funds from operations (the real estate equivalent to earnings per share) are expected to rise 9% in 1998 and 20% in 1999. At year end, the company's stock sold at less than eight times 1998 funds from operations and at a large discount to its net asset value.

Even though OpCap's disciplined value style of investing did not produce strong returns in 1998, they will stick to it because in their experience it has proven itself over time. In other words, they will continue to invest carefully for the long term, rather than chase highly valued stocks or buy companies that are in vogue. Their objective is to control risk and generate superior returns by acquiring stocks for substantially less than they are worth.

OpCap believes two of the most important long-term drivers of the price of a stock are five-year average return on equity and five-year earnings per share growth. In that regard, the companies they own have significantly higher return on equity and comparable earnings per share growth than the average of the stocks in the S&P 500 Index. The stocks owned by the Fund not only have favorable business characteristics, but are also reasonably valued. Their weighted average positive price/earnings ratio was 18.9 times at the end of the year and their weighted average price to book ratio was 3.8 times, well below the S&P 500 Index's levels of 26.7 times and 13.8 times, respectively. They remain optimistic that investments in quality undervalued businesses will generate superior returns over time.

In the second half of the year, OpCap established new positions in the common stocks of Compaq Computer, Computer Associates International and News Corporation Limited. Each is expected to deliver strong business results in 1999. In the case of Compaq, for instance, they believe the stock is inexpensive because of uncertainties created by acquisitions and recent poor operating performance. They believe management has a sound plan for integrating acquisitions and improving core operating results. The five largest equity holdings at December 31, 1998 were Security Capital Group (Class B), a real estate company; Teva Pharmaceutical Industries Ltd., the

   MANAGEMENT DISCUSSION & ANALYSIS

15

leading global generic pharmaceutical company; Sabre Group Holdings, which operates a travel reservation and information system; Monsanto Co., a life sciences company; and Sprint Corp., a leading provider of telecommunications services.

In addition to its holdings of common stocks, which represented 59.7% of the Fund's net assets at year end, 34.7% of net assets were invested in fixed income securities. The balance was invested in cash and cash equivalents. The fixed income portion of the portfolio performed well in 1998. OpCap's fixed income holdings include a diverse group of high-quality corporate bonds, U.S. Government and agency securities, foreign government debt and tax-exempt municipal bonds.

                         GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE BALANCED                                    WIESENBERGER GROWTH &
                                                         FUND C                S&P 500 MAJOR INDEX         INCOME MINOR INDEX
                                                   -------------------         -------------------        --------------------
9/94                                                      10000                       10000                       10000
12/94                                                     10010                        9998                        9837
3/95                                                      11010                       10972                       10594
6/95                                                      11811                       12019                       11428
9/95                                                      12800                       12974                       12248
12/95                                                     13535                       13756                       12823
3/96                                                      14504                       14494                       13525
6/96                                                      14914                       15144                       13969
9/96                                                      15208                       15612                       14370
12/96                                                     15707                       16914                       15415
3/97                                                      15002                       17367                       15583
6/97                                                      16701                       20399                       17768
9/97                                                      18204                       21927                       19305
12/97                                                     18716                       22557                       19484
3/98                                                      20925                       25703                       21658
6/98                                                      20407                       26552                       21739
9/98                                                      17900                       23911                       19232
12/98                                                     19833                       29002                       22457

 Average Annual Total Return
------------------------------
  One Year       Since
   Ended       Inception
  12/31/98      10/3/94
    3.3%          13.9%
------------------------------
  Cumulative Total Return
------------------------------
       Since Inception
          10/3/94
           73.7%
------------------------------

Past performance is not indicative of future performance.

Touchstone Bond Fund C

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Bond Fund C. Corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the return of the Wiesenberger: Corporate Bond (Investment Grade) Mutual Fund Index rose 7.2%. Total return (net of fees and expenses) for the Touchstone Bond Fund C was 6.9%.

As the manager of the Touchstone Bond Fund C, Fort Washington Investment Advisors continued to strategically rotate between government,

   MANAGEMENT DISCUSSION & ANALYSIS
corporate and mortgage securities throughout the year. Fort Washington reports that the Fund generated solid returns in a market that was very unfriendly to the average manager. The returns were the result of an above average market yield and a portfolio duration equal to that of the Fund's overall market index.

The portfolio was overweight in corporate and asset-backed securities. A 5% cash position and a core position (5%) in preferred stocks generated significant current income with low market volatility. The goal of the portfolio was to find market niches of mispriced securities that generated above average returns for their quality or duration. The portfolio position in preferred stock was a perfect example of this strategy.

                         GROWTH OF A $10,000 INVESTMENT

                                                                             LEHMAN BROS. AGGREGATE       WIESENBERGER CORP-INV
                                                 TOUCHSTONE BOND FUND C            MAJOR INDEX              GRADE MINOR INDEX
                                                 ----------------------      ----------------------       ---------------------
9/94                                                      10000                       10000                       10000
12/94                                                     10019                       10038                        9985
3/95                                                      10537                       10544                       10418
6/95                                                      11070                       11187                       11104
9/95                                                      11217                       11406                       11331
12/95                                                     11646                       11892                       11867
3/96                                                      11373                       11681                       11588
6/96                                                      11402                       11748                       11629
9/96                                                      11576                       11965                       11842
12/96                                                     11881                       12324                       12223
3/97                                                      11821                       12256                       12134
6/97                                                      12163                       12707                       12571
9/97                                                      12522                       13131                       12999
12/97                                                     12638                       13514                       13302
3/98                                                      12852                       13723                       13491
6/98                                                      13069                       14045                       13788
9/98                                                      13380                       14638                       14188
12/98                                                     13510                       14687                       14257


 Average Annual Total Return
------------------------------
  One Year       Since
   Ended       Inception
  12/31/98      10/3/94
    6.9%           7.3%
------------------------------
  Cumulative Total Return
------------------------------
       Since Inception
          10/3/94
           35.1%
------------------------------

Past performance is not indicative of future performance.

17
NOTES

   SELECT ADVISORS TRUST C

STATEMENTS OF ASSETS AND LIABILITIES                                          18
                                                               December 31, 1998

                          TOUCHSTONE    TOUCHSTONE     TOUCHSTONE                    TOUCHSTONE
                           EMERGING    INTERNATIONAL     INCOME       TOUCHSTONE      GROWTH &    TOUCHSTONE   TOUCHSTONE
                            GROWTH        EQUITY       OPPORTUNITY   VALUE PLUS(a)     INCOME      BALANCED       BOND
                            FUND C        FUND C         FUND C         FUND C         FUND C       FUND C       FUND C
ASSETS:
Investment in
  corresponding Select
  Advisors Portfolios,
  at value (Note 1)       $3,199,688    $5,128,940     $3,709,741      $297,683      $2,668,299   $3,282,183   $1,060,515
Receivable for fund
  shares sold                     --         4,404             --           813              --           --           --
Reimbursement receivable
  from Sponsor (Note 3)      110,704       122,747        119,336        44,835         116,814      110,531      103,963
-------------------------------------------------------------------------------------------------------------------------
         Total assets      3,310,392     5,256,091      3,829,077       343,331       2,785,113    3,392,714    1,164,478
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for fund shares
  redeemed                       635            --          1,843         7,305           6,428       28,069        2,623
Other accrued expenses        25,737        29,986         29,071        17,841          25,499       25,186       22,269
-------------------------------------------------------------------------------------------------------------------------
         Total
           liabilities        26,372        29,986         30,914        25,146          31,927       53,255       24,892
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS(b)             $3,284,020    $5,226,105     $3,798,163      $318,185      $2,753,186   $3,339,459   $1,139,586
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding           251,885       417,774        511,577        31,018         193,065      286,552      113,070
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
  offering and
  redemption price per
  share                       $13.04        $12.51          $7.42          $10.26        $14.26       $11.65       $10.08
-------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on May 1, 1998.

(b) See the Statements of Changes in Net Assets for components of net assets.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS TRUST C

19
STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 1998

                                TOUCHSTONE    TOUCHSTONE     TOUCHSTONE                    TOUCHSTONE
                                 EMERGING    INTERNATIONAL     INCOME       TOUCHSTONE      GROWTH &    TOUCHSTONE   TOUCHSTONE
                                  GROWTH        EQUITY       OPPORTUNITY   VALUE PLUS(a)     INCOME      BALANCED       BOND
                                  FUND C        FUND C         FUND C         FUND C         FUND C       FUND C       FUND C
INVESTMENT INCOME ALLOCATED FROM
CORRESPONDING PORTFOLIO (NOTE 1):
  Interest income               $   8,680      $   9,236     $   453,070     $    307      $   2,637     $ 85,138     $ 56,160
  Dividend income (b)              23,228         66,874              --        2,202         63,651       23,581        3,723
-------------------------------------------------------------------------------------------------------------------------------
      Total investment income      31,908         76,110         453,070        2,509         66,288      108,719       59,883
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Allocated portfolio expenses     41,684         72,717          45,721        1,459         29,529       39,187        7,411
  Sponsor fees (Note 2)             6,030          9,699           8,137          340          4,995        6,309        1,981
  Transfer agent fees              35,937         38,266          37,786       17,400         39,495       35,967       33,254
  Distribution fees (Note 2)       30,152         48,493          40,683        1,700         24,975       31,546        9,907
  Fund accounting and
    administration fees            24,732         29,102          25,296       16,667         30,482       24,732       30,308
  Registration fees                12,029         10,665          12,414       25,147         12,607       12,735       11,213
  Audit fees                        7,794          9,077           9,048        6,150          7,639        7,866        7,963
  Amortization of organization
    expenses (Note 4)              16,514         16,514          16,514           --         16,514       16,514       16,514
  Printing fees                     5,361          7,572           7,095          302          4,166        4,902          960
  Legal fees                        3,698          3,354           2,952        1,153          2,109        2,715        2,625
  Trustee fees (Note 2)               290            450             386           10            228          292           88
  Miscellaneous                       355            496             437           32            269          322           67
-------------------------------------------------------------------------------------------------------------------------------
  Total expenses                  184,576        246,405         206,469       70,360        173,008      183,087      122,291
  Waiver of sponsor fees (Note
    2)                             (6,030)        (9,699)         (8,137)        (340)        (4,995)      (6,309)      (1,981)
  Reimbursement from sponsor
    (Note 3)                     (110,704)      (122,748)       (119,336)     (66,535)      (116,814)    (110,530)    (103,963)
-------------------------------------------------------------------------------------------------------------------------------
  Net expenses                     67,842        113,958          78,996        3,485         51,199       66,248       16,347
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)      (35,934)       (37,848)        374,074         (976)        15,089       42,471       43,536
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) FROM PORTFOLIO:
  Net realized gain (loss) on:
    Investments                   289,695        349,110        (393,619)      (5,694)       135,401      180,919       18,195
    Written Options                    --             --           2,098           --             --           --           --
    Foreign currency
      transactions                     --        (16,829)             --           --             --        6,979           --
-------------------------------------------------------------------------------------------------------------------------------
                                  289,695        332,281        (391,521)      (5,694)       135,401      187,898       18,195
-------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation
    (depreciation) on:
    Investments                  (212,053)       461,956        (643,432)      19,614        (45,940)    (150,209)       7,504
    Written Options                    --             --              --           --             --           --           --
    Foreign currency
      transactions                     --            642              79           --             --       (2,853)          --
-------------------------------------------------------------------------------------------------------------------------------
                                 (212,053)       462,598        (643,353)      19,614        (45,940)    (153,062)       7,504
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) FROM PORTFOLIO       77,642        794,879      (1,034,874)      13,920         89,461       34,836       25,699
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                    $  41,708      $ 757,031     $  (660,800)    $ 12,944      $ 104,550     $ 77,307     $ 69,235
-------------------------------------------------------------------------------------------------------------------------------
(a) The Fund commenced operations on May 1, 1998.
(b) Net of foreign tax
    withholding                        --         $8,615              --           --            $330        $159          $14

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS TRUST C

STATEMENTS OF CHANGES IN NET ASSETS                                           20

                                         TOUCHSTONE EMERGING           TOUCHSTONE INTERNATIONAL           TOUCHSTONE INCOME
                                            GROWTH FUND C                   EQUITY FUND C                 OPPORTUNITY FUND C
                                     ----------------------------    ----------------------------    ----------------------------
                                       FOR THE         FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         1998            1997            1998            1997            1998            1997
OPERATIONS (ALLOCATED FROM
  CORRESPONDING PORTFOLIO):
  Net investment income (loss)        $  (35,934)     $  (23,727)     $  (37,848)     $  (20,769)    $   374,074      $  356,979
  Net realized gain (loss)               289,695         323,521         332,281         486,229        (391,521)        168,945
  Net change in unrealized
    appreciation (depreciation)         (212,053)        307,612         462,598          30,009        (643,353)       (283,790)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets resulting from
    operations                            41,708         607,406         757,031         495,469        (660,800)        242,134
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income                       --              --              --              --        (383,944)       (355,645)
  Realized capital gains                (300,893)       (225,979)       (352,297)       (273,265)             --        (199,664)
  Distributions in excess of net
    investment income                         --              --              --              --              --              --
  Distributions in excess of
    realized capital gains                    --              --              --              --              --        (109,728)
  Return of capital distributions             --              --              --              --         (49,795)             --
---------------------------------------------------------------------------------------------------------------------------------
  Total dividends and
    distributions                       (300,893)       (225,979)       (352,297)       (273,265)       (433,739)       (665,037)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (NOTE 1):
  Proceeds from shares sold              851,648         713,308       1,060,681         561,135       2,147,669       1,599,237
  Reinvestment of dividends and
    distributions                        303,779         225,679         353,640         269,287         358,774         577,162
  Cost of shares redeemed               (446,345)       (250,359)       (626,785)       (175,631)     (1,437,575)       (562,855)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from
    share transactions                   709,082         688,628         787,536         654,791       1,068,868       1,613,544
---------------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in
    net assets                           449,897       1,070,055       1,192,270         876,995         (25,671)      1,190,641
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                  2,834,123       1,764,068       4,033,835       3,156,840       3,823,834       2,633,193
---------------------------------------------------------------------------------------------------------------------------------
  End of period                       $3,284,020      $2,834,123      $5,226,105      $4,033,835     $ 3,798,163      $3,823,834
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                     $2,927,388      $2,251,248      $4,388,869      $3,599,360     $ 5,099,818      $4,089,891
  Undistributed (distributions in
    excess of) net investment
    (income)                                  --              --         (43,181)        (16,192)            (44)          2,805
  Accumulated net realized gain
    (loss) from Portfolio                 10,847          25,037          31,089          63,937        (495,815)       (106,419)
  Net unrealized appreciation
    (depreciation) from Portfolio        345,785         557,838         849,328         386,730        (805,796)       (162,443)
---------------------------------------------------------------------------------------------------------------------------------
  Net assets applicable to shares
    outstanding                       $3,284,020      $2,834,123      $5,226,105      $4,033,835     $ 3,798,163      $3,823,834
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                             60,937          52,455          81,879          49,430         238,569         145,714
  Reinvestment of dividends and
    distributions                         24,109          16,437          28,223          24,022          42,435          56,562
---------------------------------------------------------------------------------------------------------------------------------
                                          85,046          68,892         110,102          73,452         281,004         202,276
  Shares redeemed                        (33,731)        (18,070)        (50,186)        (15,117)       (165,063)        (51,460)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                 51,315          50,822          59,916          58,335         115,941         150,816
  Beginning of period                    200,570         149,748         357,858         299,523         395,636         244,820
---------------------------------------------------------------------------------------------------------------------------------
  End of period                          251,885         200,570         417,774         357,858         511,577         395,636
---------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on May 1, 1998.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS TRUST C

21

                                   TOUCHSTONE
                                   VALUE PLUS             TOUCHSTONE                  TOUCHSTONE                TOUCHSTONE
                                     FUND C         GROWTH & INCOME FUND C          BALANCED FUND C             BOND FUND C
                                ---------------   --------------------------  --------------------------  --------------------------
                                    FOR THE         FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                PERIOD ENDED(a)    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                  DECEMBER 31,    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                      1998            1998          1997          1998          1997          1998          1997

OPERATIONS (ALLOCATED FROM
  CORRESPONDING PORTFOLIO):
  Net investment income (loss)      $   (976)    $   15,089     $   (1,891)   $   42,471     $   32,958     $   43,536    $  39,167
  Net realized gain (loss)            (5,694)       135,401        225,936       187,898        465,528         18,195        1,853
  Net change in unrealized
    appreciation (depreciation)       19,614        (45,940)        86,797      (153,062)       (84,212)         7,504        8,153
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets resulting from
    operations                        12,944        104,550        310,842        77,307        414,274         69,235       49,173
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income                   --        (15,795)        (4,621)      (44,637)       (33,535)       (44,751)     (40,197)
  Realized capital gains                  --       (164,444)      (208,515)     (181,978)      (440,674)       (16,737)          --
  Distributions in excess of net
    investment income                     --         (6,823)            --       (13,365)        (9,083)        (6,389)      (6,108)
  Distributions in excess of
    realized capital gains                --         (6,749)            --            --             --             --           --
  Return of capital distributions         --         (2,428)            --            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
  Total dividends and
    distributions                         --       (196,238)      (213,136)     (239,980)      (483,292)       (67,877)     (46,305)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (NOTE 1):
  Proceeds from shares sold          306,191      1,464,923      1,000,440     1,140,474        876,638      1,102,643      626,324
  Reinvestment of dividends and
    distributions                         --        193,079        190,564       235,654        460,589         67,557       46,135
  Cost of shares redeemed               (950)      (851,906)      (469,773)     (680,955)      (431,746)      (771,238)    (571,421)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from
    share transactions               305,241        806,096        721,231       695,173        905,481        398,962      101,038
------------------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in
    net assets                       318,185        714,407        818,937       532,500        836,463        400,320      103,906
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                     --      2,038,779      1,219,842     2,806,959      1,970,496        739,266      635,360
------------------------------------------------------------------------------------------------------------------------------------
  End of period                     $318,185     $2,753,186     $2,038,779    $3,339,459     $2,806,959     $1,139,586    $ 739,266
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                   $304,265     $2,668,782     $1,871,667    $3,253,933     $2,576,151     $1,117,789    $ 725,896
  Undistributed (distributions in
    excess of) net investment
    (income)                              --             --            706           492          1,883          1,086        1,215
  Accumulated net realized gain
    (loss) from Portfolio             (5,694)        (7,019)        29,043        37,188         28,017             79         (973)
  Net unrealized appreciation
    (depreciation) from Portfolio     19,614         91,423        137,363        47,846        200,908         20,632       13,128
------------------------------------------------------------------------------------------------------------------------------------
  Net assets applicable to shares
    outstanding                     $318,185     $2,753,186     $2,038,779    $3,339,459     $2,806,959     $1,139,586    $ 739,266
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
  Shares sold                         31,730         96,361         68,486        91,178         65,015        108,496       62,123
  Reinvestment of dividends and
    distributions                         --         13,502         13,381        20,267         38,136          6,667        4,580
------------------------------------------------------------------------------------------------------------------------------------
                                      31,730        109,863         81,867       111,445        103,151        115,163       66,703
  Shares redeemed                       (712)       (57,501)       (30,951)      (55,866)       (31,124)       (75,601)     (56,366)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)             31,018         52,362         50,916        55,579         72,027         39,562       10,337
  Beginning of period                     --        140,703         89,787       230,973        158,946         73,508       63,171
------------------------------------------------------------------------------------------------------------------------------------
  End of period                       31,018        193,065        140,703       286,552        230,973        113,070       73,508
------------------------------------------------------------------------------------------------------------------------------------

   SELECT ADVISORS TRUST C

FINANCIAL HIGHLIGHTS                                                          22

                                                                          TOUCHSTONE EMERGING GROWTH FUND C
      SELECTED DATA FOR A SHARE OUTSTANDING:         ----------------------------------------------------------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                         1998           1997           1996           1995             1994
Net asset value, beginning of period                    $14.13         $11.78         $11.42         $10.11           $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.14)         (0.12)            --          (0.02)            0.13
Net realized and unrealized gain (loss) on
  investments                                             0.37           3.70           1.10           2.16             0.12
---------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                  0.23           3.58           1.10           2.14             0.25
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                     --             --             --          (0.01)           (0.13)
  Realized capital gains                                 (1.32)         (1.23)         (0.74)         (0.82)           (0.01)
  Return of capital                                         --             --             --             --               --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (1.32)         (1.23)         (0.74)         (0.83)           (0.14)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $13.04         $14.13         $11.78         $11.42           $10.11
---------------------------------------------------------------------------------------------------------------------------------
        Total return (c)                                  1.95%         30.67%          9.67%         21.15%            2.52%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                     $3,284         $2,834         $1,764         $1,279           $1,022
Ratios to average net assets (d):
  Expenses                                                2.25%          2.25%          2.25%          2.25%            2.50%(f)
  Net investment income (loss)                           (1.19)%        (1.05)%        (0.88)%        (0.81)%           5.29%(f)

                                                                         TOUCHSTONE GROWTH & INCOME FUND C
     SELECTED DATA FOR A SHARE OUTSTANDING:        ------------------------------------------------------------------------------
                                                     FOR THE        FOR THE        FOR THE         FOR THE           FOR THE
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED(e)    PERIOD ENDED(a)
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                       1998           1997           1996            1995              1994
Net asset value, beginning of period                  $14.49         $13.59         $12.58          $10.01            $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.12          (0.01)          0.10           (0.01)             0.82
Net realized and unrealized gain (loss) on
  investments                                           0.74           2.59           1.92            3.51             (0.81)
---------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                  0.86           2.58           2.02            3.50              0.01
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                (0.13)         (0.04)         (0.10)          (0.42)               --
  Realized capital gains                               (0.95)         (1.64)         (0.91)          (0.51)               --
  Return of capital                                    (0.01)            --             --              --                --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (1.09)         (1.68)         (1.01)          (0.93)               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $14.26         $14.49         $13.59          $12.58            $10.01
---------------------------------------------------------------------------------------------------------------------------------
      Total return (c)                                  5.97%         19.16%         16.04%          35.22%             0.10%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                   $2,753         $2,039         $1,220          $  328            $   21
Ratios to average net assets (d):
  Expenses                                              2.05%          2.05%          2.05%           2.05%             2.30%(f)
  Net investment income (loss)                          0.60%         (0.11)%        (0.21)%          (0.07)%          (0.15)%(f)
---------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on October 3, 1994.

(b) The Fund commenced operations on May 1, 1998.

(c) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown (See Note 3).

(d) Includes the Fund's proportionate share of the corresponding Portfolio's expenses. If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been higher. (Note 3)

(e)  Per share amounts calculated using the average share method.

(f)  Ratios are annualized.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS TRUST C

23

                                                                                                                       TOUCHSTONE
                                                                                                                         INCOME
                                                                                                                       OPPORTUNITY
                                                              TOUCHSTONE INTERNATIONAL EQUITY FUND C                     FUND C
                                          -------------------------------------------------------------------------   --------------
SELECTED DATA FOR A SHARE OUTSTANDING:       FOR THE       FOR THE       FOR THE       FOR THE          FOR THE         FOR THE
                                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED(a)    YEAR ENDED
                                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                              1998          1997          1996          1995            1994             1998
Net asset value, beginning of period           $ 11.27      $10.54        $ 9.52       $ 9.10         $ 10.00          $ 9.67
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.08)      (0.06)           --        (0.05)             --            0.80
Net realized and unrealized gain (loss) on
  investments                                     2.22        1.61          1.02         0.47           (0.90)          (2.13)
--------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations          2.14        1.55          1.02         0.42           (0.90)          (1.33)
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
  FROM:
  Net investment income                             --          --            --           --              --           (0.81)
  Realized capital gains                         (0.90)      (0.82)           --           --              --              --
  Return of capital                                 --          --            --           --              --           (0.11)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                (0.90)      (0.82)           --           --              --           (0.92)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 12.51      $11.27        $10.54       $ 9.52         $  9.10          $ 7.42
--------------------------------------------------------------------------------------------------------------------------------
        Total return (c)                         18.99%      14.73%        10.71%        4.62%          (9.00)%        (14.52)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)            $ 5,226      $4,034        $3,157       $2,482         $ 2,274          $3,798
Ratios to average net assets (d):
  Expenses                                        2.35%       2.35%         2.35%        2.35%           2.60%(f)        1.94%
  Net investment income (loss)                   (0.78)%     (0.56)%       (0.33)%      (0.63)%         (1.10)%(f)       9.19%



                                                                                                                      TOUCHSTONE
                                                                                                                      VALUE PLUS
SELECTED DATA FOR A SHARE OUTSTANDING:                          TOUCHSTONE INCOME OPPORTUNITY FUND C                     FUND C
                                                     ------------------------------------------------------------   ---------------
                                                      FOR THE        FOR THE          FOR THE          FOR THE           FOR THE
                                                     YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED(a)   PERIOD ENDED(b)
                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                        1997           1996              1995            1994              1998
Net asset value, beginning of period                   $10.76         $ 9.80           $ 9.08         $ 10.00           $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             1.15           1.09             1.14            0.21             (0.03)
Net realized and unrealized gain (loss) on
  investments                                           (0.25)          1.33             0.74           (0.94)             0.29
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                   0.90           2.42             1.88           (0.73)             0.26
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                 (1.14)         (1.09)           (1.16)          (0.19)               --
  Realized capital gains                                (0.85)         (0.37)              --              --                --
  Return of capital                                        --             --               --              --                --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       (1.99)         (1.46)           (1.16)          (0.19)               --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 9.67         $10.76           $ 9.80         $  9.08           $ 10.26
--------------------------------------------------------------------------------------------------------------------------------
      Total return (c)                                   8.59%         25.88%           22.18%          (7.39)%            2.60%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                    $3,824         $2,633           $1,203         $   926           $   318
Ratios to average net assets (d):
  Expenses                                               1.94%          1.95%            1.95%           2.20%(f)          2.05%(f)
  Net investment income (loss)                          10.56%         10.49%           11.70%           7.83%(f)         (0.57)%(f)




                                                                             TOUCHSTONE BALANCED FUND C
SELECTED DATA FOR A SHARE OUTSTANDING:           --------------------------------------------------------------------------------
                                                   FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                       1998           1997           1996           1995            1994
Net asset value, beginning of period                 $ 12.15         $12.40         $11.30         $ 9.97          $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.16           0.18           0.22           0.25             0.07
Net realized and unrealized gain (loss) on
  investments                                           0.23           2.06           1.56           1.98            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                0.39           2.24           1.78           2.23             0.02
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                                (0.22)         (0.22)         (0.22)         (0.27)           (0.05)
  Realized capital gains                               (0.67)         (2.27)         (0.46)         (0.63)              --
  Return of capital                                       --             --             --             --               --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (0.89)         (2.49)         (0.68)         (0.90)           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 11.65         $12.15         $12.40         $11.30          $  9.97
---------------------------------------------------------------------------------------------------------------------------------
        Total return (c)                                3.31%         18.37%         15.85%         22.40%            0.20%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                  $ 3,339         $2,807         $1,970         $1,380          $   999
Ratios to average net assets (d):
  Expenses                                              2.10%          2.10%          2.10%          2.10%            2.35%(f)
  Net investment income (loss)                          1.35%          1.32%          1.44%          1.63%            2.00%(f)


           TOUCHSTONE BOND FUND C                                     TOUCHSTONE BOND FUND C
                                                 ----------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING:            FOR THE       FOR THE       FOR THE        FOR THE         FOR THE
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED(e)  PERIOD ENDED(a)
                                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                     1998          1997          1996          1995          1994
Net asset value, beginning of period                 $10.06       $10.06         $10.53      $  9.91        $ 10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.44         0.52           0.66         0.54           0.87
Net realized and unrealized gain (loss) on
  investments                                          0.24         0.11          (0.47)        1.03          (0.85)
-----------------------------------------------------------------------------------------------------------------------
        Total from investment operations               0.68         0.63           0.19         1.57           0.02
-----------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                               (0.51)       (0.62)         (0.64)       (0.90)         (0.11)
  Realized capital gains                              (0.15)       (0.01)         (0.02)       (0.05)            --
  Return of capital                                      --           --             --           --             --
-----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                     (0.66)       (0.63)         (0.66)       (0.95)         (0.11)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $10.08       $10.06         $10.06      $ 10.53        $  9.91
-----------------------------------------------------------------------------------------------------------------------
        Total return (c)                               6.90%        6.37%          2.01%       16.29%          0.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000's)                  $1,140       $  739         $  635      $   340        $    22
Ratios to average net assets (d):
  Expenses                                              1.64%       1.65%          1.65%        1.65%          1.90%(f)
  Net investment income (loss)                          4.36%       5.12%          5.26%        5.43%          5.12%(f)
-----------------------------------------------------------------------------------------------------------------------

   SELECT ADVISORS TRUST C

NOTES TO FINANCIAL STATEMENTS                                                 24

1.  Organization and Significant Accounting Policies

Select Advisors Trust C (the "Trust") was organized as a Massachusetts business trust on February 7, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more series.

The Trust consists of seven funds (each a "Fund"): Touchstone Emerging Growth Fund C (the "Emerging Growth Fund"), Touchstone International Equity Fund C (the "International Equity Fund"), Touchstone Income Opportunity Fund C (the "Income Opportunity Fund"), Touchstone Value Plus Fund C (the "Value Plus Fund"), Touchstone Growth & Income Fund C (the "Growth & Income Fund"), Touchstone Balanced Fund C (the "Balanced Fund"), and Touchstone Bond Fund C (the "Bond Fund").

The Trust seeks to achieve the investment objectives of each Fund by investing all the investable assets of the Fund in a corresponding Portfolio of Select Advisors Portfolios (the "Portfolio Trust"), an open-end management investment company. Each Portfolio has the same investment objectives as the corresponding Fund. These Portfolios are, respectively, Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio and Bond Portfolio.

The value of each Fund's investment in the corresponding Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio at December 31, 1998.

                       EMERGING   INTERNATIONAL     INCOME      VALUE   GROWTH &
                        GROWTH       EQUITY       OPPORTUNITY   PLUS     INCOME    BALANCED   BOND
                         FUND         FUND           FUND       FUND      FUND       FUND     FUND
Percentage interest
in corresponding
Portfolio               28.0%         43.1%          36.2%       1.1%     6.9%      41.9%      5.3%

The financial statements of each Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

As of December 31, 1998, Touchstone Advisors, Inc., a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"), and
Western-Southern owned 54.2%, 68.4%, 34.1%, 80.6%, 7.7%, 51.0% and 12.2% of the
Emerging Growth Fund, the International Equity Fund, the Income Opportunity Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, and the Bond Fund, respectively.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   SELECT ADVISORS TRUST C

25

The following is a summary of the significant accounting policies of the Funds:

INVESTMENT VALUATION. Valuation of investments by each Portfolio is discussed in
Note 1 of the Portfolio Trust's Notes to Financial Statements which are included elsewhere in this report.

INVESTMENT INCOME. Each Fund records its share of the corresponding Portfolio's net investment income and realized and unrealized gains and losses and adjusts its investment in the corresponding Portfolio each day. All the net investment income and realized and unrealized gains and losses of each Portfolio are allocated among the corresponding Funds and the other investors in the Portfolio at the time of such determination.

DIVIDENDS AND DISTRIBUTIONS. Substantially all of the net investment income of the Growth & Income Fund, the Income Opportunity Fund and the Bond Fund, are declared as dividends and paid monthly. Substantially all of the net investment income of the Balanced Fund and the Value Plus Fund are declared as dividends and paid quarterly. Substantially all of the net investment income of the Emerging Growth Fund and the International Equity Fund are declared as dividends and paid annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date and are reinvested at net asset value.

Income and realized capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassification, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated net realized gain or loss from the Portfolios, may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, and net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income tax is necessary. At December 31, 1998, the following Funds have a capital loss carryforward expiring in December 2006:

                            Income Opportunity Fund                                $449,952
                            Value Plus Fund                                           4,606

Additionally, at December 31, 1998, the following Funds had net capital losses attributable to security transactions that occurred after October 31,

   SELECT ADVISORS TRUST C

                                                                              26
                                           Notes to Financial Statements
continued

1998, which are treated as arising on the first day of the Fund's next taxable year.

Income Opportunity Fund                              $45,589
Value Plus Fund                                        1,087
Growth & Income Fund                                   6,242

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

2.  Transactions with Affiliates

DISTRIBUTION AND SERVICE PLAN. Under the Trust's Distribution and Service Plan in accordance with Rule 12b-1 under the Act, the Trust retains Touchstone Securities, Inc. ("Distributor"), a subsidiary of Western-Southern, as a service agent of the Trust and as the principal underwriter of the shares of each Fund. Each Fund will pay a distribution fee to the Distributor at an annual rate of up to 0.75% of the Fund's average daily net assets. In addition to the distribution fee, each Fund will pay a service fee to the Distributor equal to, on an annual basis, up to 0.25% of that Fund's average daily net assets. The Distributor may also use the distribution fees received from each Fund to otherwise promote the sale of shares of the Funds to other than current shareholders and for sales literature or other promotional activities.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with Touchstone Advisors, Inc. (the "Sponsor"), an affiliate of the Distributor. The Sponsor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Sponsor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Sponsor has advised the Trust that it will waive all fees under the Sponsor Agreement through December 31, 1999.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended as well as reimbursement for reasonable out-of-pocket expenses from the Trust and from Select Advisors Trust A, Select Advisors Portfolios and Select Advisors Variable Insurance Trust, which are each included in separate reports. For the year ended December 31, 1998, the Trust incurred $1,744 in Trustee fees which were prorated to each Fund.

3.  Expense Reimbursements

The Sponsor has agreed to reimburse each Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund, including the Fund's proportionate share of expenses of the corresponding Portfolio, are not greater, on an annual basis, than the percentage of

   SELECT ADVISORS TRUST C

27

average daily net assets of the Fund listed below for the year ended December 31, 1998.

                                                EMERGING   INTERNATIONAL     INCOME       VALUE    GROWTH &
                                                 GROWTH       EQUITY       OPPORTUNITY    PLUS      INCOME    BALANCED     BOND
                                                  FUND         FUND           FUND        FUND       FUND       FUND       FUND
                         Voluntary Expense
                         Limit                     2.25%        2.35%          1.95%       2.05%      2.05%      2.10%      1.65%
                         Amount of
                         Reimbursement          $110,704     $122,748       $119,336     $66,535   $116,814   $110,530   $103,963
                         --------------------------------------------------------------------------------------------------------

4.  Subsequent Event

On June 18, 1998, the Board of Trustees of Select Advisors Trust C ("Trust C") and Select Advisors Trust A ("Trust A") approved an Agreement and Plan of Reorganization (the "Plan") and the transaction contemplated by the Plan (the "Reorganization"). The shareholders of Trust C subsequently approved the Plan. In the Reorganization, each series of Trust C (each, a "Trust C Fund") and each series of Trust A (each, a "Trust A Fund") withdrew its assets (net of liabilities) from the corresponding series of Select Advisors Portfolios (each, a "Hub"). Each Trust A Fund then acquired all of the assets (net of liabilities) of the corresponding Trust C Fund in exchange for Class C shares of such Trust A Fund. Class C shares received by each Trust C Fund were distributed pro rata to the shareholders of that Trust C Fund. In addition, where applicable, The Western-Southern Life Insurance Company Separate Account A ("SAA") withdrew its assets from each Hub in which it invested and reinvested such assets in Class Y shares of the corresponding Trust A Fund. The Reorganization was effective immediately after the close of business on December 31, 1998. The withdrawals from each Hub were effected as redemptions in-kind where the ownership of the Hub net assets before the redemption, was transferred to each Trust A Fund, each Trust C Fund and SAA on a pro-rata basis.

Previously each Trust A Fund, each Trust C Fund and each Hub operated as a part of a Hub and Spoke mutual fund structure. Under the Hub and Spoke structure, each Trust A Fund and each Trust C Fund invested all of its investable assets in the corresponding Hub. As a result of the Reorganization, all of the assets of each Trust A Fund and the corresponding Trust C Fund are now held by the Trust A Fund in a multi-class structure. The distribution system and fee structure of Class A of each Trust A Fund are identical to that of each Trust A Fund before the Reorganization. Likewise, the distribution system and fee structure of Class C of each Trust A Fund are identical to that of the corresponding Trust C Fund before the Reorganization. The investment objective and policies of each Trust A Fund are identical to its investment objective and policies and those of the corresponding Trust C Fund before the Reorganization. However, each Trust A Fund attempts to achieve its objective by retaining an investment advisor and sub-advisor to manage its assets directly, rather than investing its assets in the corresponding Hub.

In the Reorganization each share of each Trust A Fund outstanding immediately prior to the consummation of the Reorganization was

   SELECT ADVISORS TRUST C

                                                                              28
                                           Notes to Financial Statements
continued

redesignated as a Class A share of that Trust A Fund but was not otherwise affected. Each shareholder of each Trust C Fund received, in exchange for the shares of the Trust C Fund owned by such shareholder, an equal number of the corresponding Trust A Fund's Class C shares at the same net asset value per share. Trust A was renamed Touchstone Series Trust and each Trust A Fund was renamed to remove the "A" designation. Select Advisors Portfolios, each Hub, Trust C and each Trust C Fund will be terminated as soon as practicable.

The deferred organization costs of each Trust C Fund were fully expensed during the year ended December 31, 1998 in anticipation of the above Reorganization. Touchstone Advisors, Inc. has agreed to reimburse each Trust C Fund for these costs. All other expenses associated with the Reorganization will be paid by Touchstone Advisors, Inc. or one of its affiliates.

Federal Tax Information (unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 1998 qualified for the dividends received deductions, as follows:

Emerging Growth Fund                                100%
Growth & Income Fund                                 60%
Balanced Fund                                        10%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 1998:

                                    LONG TERM CAPITAL GAINS
                                    DISTRIBUTIONS PER SHARE    CAPITAL GAIN DIVIDENDS
Emerging Growth Fund                        $1.315                    $299,879
International Equity Fund                    0.891                     348,015
Growth & Income Fund                         0.570                     104,207
Balanced Fund                                0.322                      87,896
Bond Fund                                    0.033                       3,658

The Touchstone International Equity Fund paid foreign taxes of $8,615 or $0.02 per share, and the Fund recognized $65,023 or $0.17 per share of foreign source income during the year ended December 31, 1998.

   REPORT OF INDEPENDENT ACCOUNTANTS

29
REPORT OF INDEPENDENT ACCOUNTANTS

To Investors and Trustees of
the Select Advisors Trust C:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Touchstone Emerging Growth Fund C, Touchstone International Equity Fund C, Touchstone Income Opportunity Fund C, Touchstone Value Plus Fund C, Touchstone Growth & Income Fund C, Touchstone Balanced Fund C and Touchstone Bond Fund C, (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

   SUPPLEMENTARY DATA

SUPPLEMENTARY DATA                                                            30

A special meeting of the shareholders of each series of Select Advisors Trust C (a "Trust C Fund") was held on October 29, 1998. At the meeting, the shareholders of each Trust C Fund (other than the Touchstone Growth & Income Fund C) voted on a proposal to approve an Agreement and Plan of Reorganization and Liquidation and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of each such Trust C Fund to the corresponding series of Select Advisors Trust A (each, a "Trust A Fund"), in exchange for Class C shares of such Trust A Fund, and (b) the distribution of such Trust A Fund's Class C shares to the shareholders of such Trust C Fund. The result of the votes taken among shareholders on the proposal is listed below:

Touchstone Emerging Growth Fund C

160,503.253 shares were represented by proxy, or 70.45% of outstanding shares of the Fund.

                                                   # OF SHARES VOTED    % OF SHARES VOTED
                            Affirmative               156,451.898             97.48%
                            Against                     3,135.783              1.95%
                            Abstain                       915.572              0.57%
                                 TOTAL                160,503.253            100.00%

Touchstone International Equity Fund C

305,760.258 shares were represented by proxy, or 79.09% of outstanding shares of the Fund.

                                                   # OF SHARES VOTED    % OF SHARES VOTED
                            Affirmative               297,910.560             97.43%
                            Against                     6,058.907              1.98%
                            Abstain                     1,790.791              0.59%
                                 TOTAL                305,760.258            100.00%

Touchstone Income Opportunity Fund C

249,280.031 shares were represented by proxy, or 65.45% of outstanding shares of the Fund.

                                                   # OF SHARES VOTED    % OF SHARES VOTED
                            Affirmative               234,609.552             94.11%
                            Against                     4,650.441              1.87%
                            Abstain                    10,020.038              4.02%
                                 TOTAL                249,280.031            100.00%

   SUPPLEMENTARY DATA

31

Touchstone Value Plus Fund C

25,015.000 shares were represented by proxy, or 99.81% of outstanding shares of the Fund.

                                                   # OF SHARES VOTED    % OF SHARES VOTED
                            Affirmative               25,015.000             100.00%
                            Against                        0.000               0.00%
                            Abstain                        0.000               0.00%
                                 TOTAL                25,015.000             100.00%

Touchstone Balanced Fund C

181,372.737 shares were represented by proxy, or 72.75% of outstanding shares of the Fund.

                                                   # OF SHARES VOTED    % OF SHARES VOTED
                            Affirmative               175,808.394             96.93%
                            Against                     2,082.821              1.15%
                            Abstain                     3,481.522              1.92%
                                 TOTAL                181,372.737            100.00%

Touchstone Bond Fund C

71,786.785 shares were represented by proxy, or 56.82% of outstanding shares of the Fund.

                                                   # OF SHARES VOTED    % OF SHARES VOTED
                            Affirmative               62,972.982              87.72%
                            Against                        0.000               0.00%
                            Abstain                    8,813.803              12.28%
                                 TOTAL                71,786.785             100.00%

A special meeting of shareholders of Touchstone Growth & Income Fund C (the "Fund"), a series of Select Advisors Trust C, was held on November 19, 1998. At the meeting, the shareholders of the Fund voted on a proposal to approve an Agreement and Plan of Reorganization and Liquidation and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of the Fund to the corresponding series of Select Advisors Trust A (the "Trust A Fund"), in exchange for Class C shares of the Trust A Fund, and (b) the distribution of the Trust A Fund's Class C shares to the shareholders of the Fund. The result of the vote taken among shareholders on the proposal is listed below:

86,891.275 shares were represented by proxy, or 53.29% of outstanding shares of the Fund.

                                                   # OF SHARES VOTED    % OF SHARES VOTED
                            Affirmative               75,020.817              86.34%
                            Against                    1,243.421               1.43%
                            Abstain                   10,627.037              12.23%
                                 TOTAL                86,891.275             100.00%

NOTES                                                                         32

           LOGO TOUCHSTONE
                                         THE TOUCHSTONE FAMILY OF FUNDS
                                             SELECT ADVISORS PORTFOLIOS

                                                   EMERGING GROWTH LOGO
                                              INTERNATIONAL EQUITY LOGO
                                                INCOME OPPORTUNITY LOGO
                                                        VALUE PLUS LOGO
                                                   GROWTH & INCOME LOGO
                                                          BALANCED LOGO
                                                              BOND LOGO



                                                          ANNUAL REPORT
                                                      DECEMBER 31, 1998

NOTES

3
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998
   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 92.1%
         AUTOMOTIVE -- 2.1%
 3,200   Bandag, Class A                                               $   111,600
 8,000   Exide                                                             130,000
----------------------------------------------------------------------------------
                                                                           241,600
----------------------------------------------------------------------------------
         BANKING -- 2.0%
 1,900   Bank United, Class A                                               74,575
 2,900   Dime Bancorp                                                       76,669
 4,800   Golden State Bancorp*                                              79,800
----------------------------------------------------------------------------------
                                                                           231,044
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 1.8%
11,100   DiMon                                                              82,556
 6,500   Ralcorp Holdings*                                                 118,625
----------------------------------------------------------------------------------
                                                                           201,181
----------------------------------------------------------------------------------
         BUILDING MATERIALS -- 4.6%
 6,100   Calmat                                                            188,338
15,600   Dal-Tile International*                                           161,850
 2,800   Martin Marietta Materials                                         174,125
----------------------------------------------------------------------------------
                                                                           524,313
----------------------------------------------------------------------------------
         CHEMICALS -- 0.8%
11,300   Calgon Carbon                                                      84,750
----------------------------------------------------------------------------------
         COMMERCIAL SERVICES -- 13.2%
 6,000   Administaff*                                                      150,000
 7,000   Advance Paradigm*                                                 244,993
 3,600   A.C. Nielson*                                                     101,700
 6,000   Career Education*                                                 180,000
 4,200   CDI*                                                               84,788
 5,000   DeVry*                                                            153,125
10,000   FirstService*                                                     119,375
 3,800   ITT Educational Services*                                         129,200
 5,000   Stewart Enterprises                                               111,250
 5,400   Unova*                                                             97,875
 5,400   Wallace Computer Services                                         142,425
----------------------------------------------------------------------------------
                                                                         1,514,731
----------------------------------------------------------------------------------
         COMMUNICATIONS -- 4.8%
 6,800   DSP Communications*                                               104,125
 4,300   Geotel Communications*                                            160,175
 7,100   Powerwave Technologies*                                           132,238
 2,200   Tellabs*                                                          150,838
----------------------------------------------------------------------------------
                                                                           547,376
----------------------------------------------------------------------------------
         COMPUTER SOFTWARE & PROCESSING -- 6.3%
11,500   Carreker-Antinori*                                                 76,906
 8,500   CBT Group, ADR*                                                   126,438
 1,700   Earthlink Network*                                                 96,900
 2,900   Equant*                                                           196,656
 1,600   Policy Management Systems*                                         80,800

The accompanying notes are an integral part of the financial statements.

                                                                               4
Schedule of Investments continued


   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         COMPUTER SOFTWARE & PROCESSING Continued
   600   PRI Automation*                                               $    15,600
 2,500   Transaction Systems Architects, Class A*                          125,000
----------------------------------------------------------------------------------
                                                                           718,300
----------------------------------------------------------------------------------
         COMPUTERS & INFORMATION -- 5.6%
 2,600   EMC*                                                              221,000
 3,700   Gerber Scientific                                                  88,106
13,700   Intergraph*                                                        78,775
 2,000   Saville Systems, ADR*                                              38,000
10,800   Scitex*                                                           126,900
 2,016   Sterling Commerce*                                                 90,720
----------------------------------------------------------------------------------
                                                                           643,501
----------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 0.9%
 9,100   Magnetek*                                                         105,219
----------------------------------------------------------------------------------
         ELECTRONICS -- 6.2%
10,000   Aeroflex*                                                         151,250
 7,100   Commscope*                                                        119,369
 5,900   Galileo Technology*                                               159,300
 4,000   Maxwell Technologies*                                             161,000
 4,800   Power Integrations*                                               120,300
----------------------------------------------------------------------------------
                                                                           711,219
----------------------------------------------------------------------------------
         ENTERTAINMENT & LEISURE -- 3.0%
 7,000   Cinar Films, Class B*                                             177,625
 2,900   SFX Entertainment, Class A*                                       159,138
----------------------------------------------------------------------------------
                                                                           336,763
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 0.9%
 8,300   Life USA Holdings                                                 106,863
----------------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER -- 0.9%
14,100   Unisource Worldwide                                               102,225
----------------------------------------------------------------------------------
         HEALTH CARE PROVIDERS -- 2.3%
 5,500   IDEXX Laboratories*                                               147,985
 4,200   Syncor International*                                             114,450
----------------------------------------------------------------------------------
                                                                           262,435
----------------------------------------------------------------------------------
         HEAVY CONSTRUCTION -- 0.8%
 6,800   Foster Wheeler                                                     89,675
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 0.2%
 1,600   Flowserve                                                          26,500
----------------------------------------------------------------------------------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 1.1%
 2,000   Herman Miller                                                      53,750
 4,200   LA-Z-Boy Chair                                                     74,813
----------------------------------------------------------------------------------
                                                                           128,563
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

5

   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         INSURANCE -- 2.7%
 5,100   HCC Insurance Holdings                                        $    89,888
 2,800   HSB Group                                                         114,975
10,400   Provident American*                                               104,000
----------------------------------------------------------------------------------
                                                                           308,863
----------------------------------------------------------------------------------
         MEDIA -- BROADCASTING & PUBLISHING -- 7.6%
 6,000   American Tower Systems, Class A*                                  177,375
 7,500   Capstar Broadcasting, Class A*                                    171,563
 1,900   Central Newspapers, Class A                                       135,731
 8,300   Hollinger International                                           115,681
10,000   Information Holdings*                                             157,500
 3,600   Lee Enterprises                                                   113,400
----------------------------------------------------------------------------------
                                                                           871,250
----------------------------------------------------------------------------------
         MEDICAL SUPPLIES -- 4.2%
 5,900   Arthocare*                                                        128,325
 2,900   EG&G                                                               80,656
 4,600   Haemonetics*                                                      104,650
 5,000   OEC Medical Systems*                                              157,188
   600   Roper Industries                                                   12,225
----------------------------------------------------------------------------------
                                                                           483,044
----------------------------------------------------------------------------------
         METALS -- 0.6%
 2,300   Harsco                                                             70,006
----------------------------------------------------------------------------------
         OIL & GAS -- 1.9%
 3,700   Equitable Resources                                               107,763
 7,600   Nabors Industries*                                                103,075
----------------------------------------------------------------------------------
                                                                           210,838
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 3.7%
 4,300   Anesta*                                                           114,488
 5,300   Jean Coutu Group, Class A                                         113,783
 7,400   King Pharmaceuticals*                                             195,175
----------------------------------------------------------------------------------
                                                                           423,446
----------------------------------------------------------------------------------
         RESTAURANTS -- 1.6%
 6,100   The Cheesecake Factory*                                           180,903
----------------------------------------------------------------------------------
         RETAILERS -- 3.6%
17,500   Charming Shoppes*                                                  75,469
 3,500   Duane Reade*                                                      134,750
 3,600   Enesco Group                                                       83,700
 4,600   Guitar Center*                                                    113,275
----------------------------------------------------------------------------------
                                                                           407,194
----------------------------------------------------------------------------------
         TELEPHONE SYSTEMS -- 3.5%
 3,800   Exodus Communications*                                            244,150
 3,000   Qwest Communications International*                               150,000
----------------------------------------------------------------------------------
                                                                           394,150
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               6
Schedule of Investments continued


   EMERGING GROWTH PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         TEXTILES, CLOTHING & FABRICS -- 1.5%
 4,533   Albany International                                          $    85,841
10,200   Stride Rite                                                        89,250
----------------------------------------------------------------------------------
                                                                           175,091
----------------------------------------------------------------------------------
         TRANSPORTATION -- 3.7%
11,500   Fritz Companies*                                                  124,344
12,800   Halter Marine Group*                                               62,400
 3,000   Newport News Shipbuilding                                         100,313
 7,100   Yellow*                                                           135,788
----------------------------------------------------------------------------------
                                                                           422,845
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $9,511,192)                                   10,523,888
----------------------------------------------------------------------------------

UNITS
WARRANTS -- 0.1%
          BANKING -- 0.1%
 2,200    Golden State Bancorp*                                              10,038
-----------------------------------------------------------------------------------
TOTAL WARRANTS (COST $9,438)                                                 10,038
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 92.2% (COST $9,520,630)(a)                 10,533,926
CASH AND OTHER ASSETS NET OF LIABILITIES -- 7.8%                            891,807
-----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                    $11,425,733
-----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $9,571,229, resulting in gross unrealized appreciation and depreciation of $1,968,786 and $1,006,089, respectively, and net unrealized appreciation of $962,697.

ADR--American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

7
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
COMMON STOCKS -- 93.8%
          FINLAND -- 2.0%
  1,948   Nokia OYJ, Series A                                           $   236,864
-----------------------------------------------------------------------------------
          FRANCE -- 16.7%
  1,490   AXA                                                               215,604
  1,468   Banque National De Paris                                          120,687
    472   Canal Plus                                                        128,587
    540   Cap Gemini                                                         86,531
  2,004   Casino Guichard-Perrachon                                         208,357
    588   Vivendi                                                           152,311
    637   Dexia France                                                       97,978
    791   Groupe Danone                                                     226,091
  1,744   Rhone Poulenc                                                      89,603
  1,412   Sanofi                                                            232,065
  1,549   Suez Lyonnaise Des Eaux-Dumex                                     317,668
  1,184   Total S.A., Series B                                              119,717
-----------------------------------------------------------------------------------
                                                                          1,995,199
-----------------------------------------------------------------------------------
          GERMANY -- 7.7%
    330   Allianz Holdings                                                  121,008
  1,209   Bayerische Vereinsbank                                             94,688
  1,764   Mannesmann                                                        202,205
  2,162   Metro                                                             172,571
  4,155   RWE                                                               227,543
  1,465   Siemens                                                            94,516
-----------------------------------------------------------------------------------
                                                                            912,531
-----------------------------------------------------------------------------------
          GREAT BRITAIN -- 18.0%
  4,278   Allied Zurich*                                                     63,671
  7,270   Bank of Scotland                                                   86,537
 16,377   BG                                                                103,112
  9,101   British Petroleum                                                 135,604
 19,500   Compass Group                                                     222,888
  7,319   Dixons Group, ADR                                                 102,734
 21,551   Gallaher Group                                                    145,795
  3,573   Glaxo Wellcome                                                    122,668
 10,177   Lloyds TSB Group                                                  144,455
 21,245   National Grid Group                                               169,207
  7,988   Orange*                                                            92,630
  7,862   Prudential                                                        118,448
  6,477   Railtrack Group                                                   168,926
 10,758   SmithKline Beecham                                                150,023
  5,993   Unilever                                                           67,058
 15,120   Vodafone Group                                                    244,990
-----------------------------------------------------------------------------------
                                                                          2,138,746
-----------------------------------------------------------------------------------
          IRELAND -- 1.9%
 12,766   Allied Irish Banks                                                226,770
      1   Bank of Ireland                                                        13
-----------------------------------------------------------------------------------
                                                                            226,783
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                               8
Schedule of Investments continued

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          ITALY -- 10.9%
  5,175   Assicurazione Generali                                        $   215,630
 42,051   Credito Italiano                                                  247,861
  7,430   Istituto Bancario San Paolo di Torino*                            131,092
 64,583   Olivetti*                                                         224,830
275,599   Seat Pagine Gialle*                                               258,456
 10,930   Telecom Italia Mobile                                              80,542
 21,435   Telecom Italia                                                    134,136
-----------------------------------------------------------------------------------
                                                                          1,292,547
-----------------------------------------------------------------------------------
          JAPAN -- 15.2%
    800   Acom                                                               51,294
  1,000   Asahi Breweries                                                    14,705
    600   Bank of Tokyo                                                       6,200
  2,000   Bridgestone                                                        45,306
  2,000   Canon                                                              42,657
  7,000   Casio Computer                                                     51,559
  8,000   Citizen Watch                                                      48,044
  4,000   Daiichi Pharmaceutical                                             67,438
  2,100   Familymart                                                        104,601
  2,000   Fuji                                                               74,185
  1,400   ITO Yokado                                                         97,677
  2,000   Kirin Brewery                                                      25,435
     33   Merrill Lynch (Honda Motor), CPS                                   33,541
  3,000   Minebea                                                            34,284
  9,000   Mitsubishi Heavy Industries                                        34,973
  5,000   Mitsubishi                                                         28,703
 12,000   Mitsui Chemicals                                                   41,650
     30   Morgan Stanley Deanwitter (Canon Inc), CPS*                        24,638
     25   Morgan Stanley Deanwitter (Sony Corp), CPS                         31,156
    600   Nintendo                                                           57,759
 10,000   Nippon Express                                                     56,169
 11,000   Nippon Paper Industries                                            49,934
     14   Nippon Telegraph & Telephone                                       53,908
    960   Promise                                                            49,853
  1,300   Rohm Company                                                      118,140
  3,000   Sankyo                                                             65,442
  9,000   Sekisui House                                                      94,984
    300   Sony                                                               21,805
  1,500   TDK                                                               136,845
  2,000   Terumo                                                             46,984
  2,700   Tokyo Electric Power                                               66,528
  6,000   Toppan Printing                                                    73,125
  2,000   Toyota Motor                                                       54,226
-----------------------------------------------------------------------------------
                                                                          1,803,748
-----------------------------------------------------------------------------------
          NETHERLANDS -- 5.9%
  3,240   Heineken                                                          194,848
  1,575   Koninklijke                                                        78,792
  2,189   Nutreco Holding                                                    86,209
    354   STMicroelectronics*                                                27,825
    300   STMicroelectronics, ADR*                                           23,419

The accompanying notes are an integral part of the financial statements.

9

   INTERNATIONAL EQUITY PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          NETHERLANDS Continued
  1,721   Verenigde Nederlandse                                         $    64,847
  1,072   Wolters Kluwer                                                    229,233
-----------------------------------------------------------------------------------
                                                                            705,173
-----------------------------------------------------------------------------------
          PORTUGAL -- 0.5%
  1,080   Brisa-Auto Estradas de Portugal                                    63,602
-----------------------------------------------------------------------------------
          SPAIN -- 3.9%
  9,825   Argentaria                                                        254,543
  6,555   Iberdrola                                                         122,690
  1,892   Telefonica De Espana                                               84,163
-----------------------------------------------------------------------------------
                                                                            461,396
-----------------------------------------------------------------------------------
          SWEDEN -- 0.9%
  4,380   Ericsson                                                          104,045
-----------------------------------------------------------------------------------
          SWITZERLAND -- 10.2%
     67   Nestle                                                            145,642
    145   Novartis                                                          286,565
     14   Roche Holding                                                     170,585
     30   Swiss Reinsurance                                                  78,103
    456   Swisscom*                                                         190,622
    450   Union Bank of Switzerland                                         138,059
    271   Zuerich Allied                                                    200,369
-----------------------------------------------------------------------------------
                                                                          1,209,945
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $9,224,611)                                    11,150,579
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 93.8% (COST $9,224,611)(a)                 11,150,579
CASH AND OTHER ASSETS NET OF LIABILITIES -- 6.2%                            739,681
-----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                    $11,890,260
-----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $9,343,873, resulting in gross unrealized appreciation and depreciation of $1,969,001 and $162,295, respectively, and net unrealized appreciation of $1,806,706.

ADR--American Depositary Receipt

 CPS--Currency Protected Security

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                       10
                                                               December 31, 1998

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
CORPORATE BONDS -- 78.4%
            AEROSPACE & DEFENSE -- 2.4%
$250,000    Transdigm, 144A                                     10.375%    12/01/08   $   251,250
-------------------------------------------------------------------------------------------------
            BEVERAGES, FOOD & TOBACCO -- 2.2%
 300,000    Compania Alimentos Fargo, 144A                      13.25%     08/01/08       228,000
-------------------------------------------------------------------------------------------------
            CHEMICALS -- 4.9%
 200,000    Climachem                                           10.75%     12/01/07       201,000
 300,000    Trans-Resources                                     10.75%     03/15/08       296,998
-------------------------------------------------------------------------------------------------
                                                                                          497,998
-------------------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 2.5%
 250,000    Nationsrent, 144A                                   10.375%    12/15/08       247,500
-------------------------------------------------------------------------------------------------
            COMMUNICATIONS -- 6.7%
 250,000    Dobson Wireline                                     12.25%     06/15/08       231,250
 250,000    Northeast Optic Network                             12.75%     08/15/08       245,000
 400,000    Paging Network Do Brasil, Euro-Dollar               13.50%     06/06/05       208,000
-------------------------------------------------------------------------------------------------
                                                                                          684,250
-------------------------------------------------------------------------------------------------
            COMPUTER SOFTWARE & PROCESSING -- 2.4%
 250,000    Primark, 144A                                        9.25%     12/15/08       251,250
-------------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE -- 4.6%
 250,000    Bell Sports, 144A                                   11.00%     08/15/08       253,750
 250,000    TVN Entertainment, 144A                             14.00%     08/01/08       220,000
-------------------------------------------------------------------------------------------------
                                                                                          473,750
-------------------------------------------------------------------------------------------------
            ENVIRONMENTAL -- 1.0%
 200,000    ATC Group Services                                  12.00%     01/15/08       102,000
-------------------------------------------------------------------------------------------------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 5.1%
 300,000    Imperial Home Decor Group, Series B                 11.00%     03/15/08       267,000
 250,000    Salton/Maxim Housewares, 144A                       10.75%     12/15/05       251,563
-------------------------------------------------------------------------------------------------
                                                                                          518,563
-------------------------------------------------------------------------------------------------
            INDUSTRIAL -- DIVERSIFIED -- 15.7%
 250,000    Aqua Chem, 144A                                     11.25%     07/01/08       240,000
 250,000    Evenflo, 144A                                       11.75%     08/15/06       257,500
 500,000    FSW International, Yankee-Dollar+                   12.50%     11/01/06       125,000
 250,000    Generac Portable Products, 144A                     11.25%     07/01/06       252,500
 250,000    Neenah, 144A                                        11.125%    05/01/07       256,875
 250,000    Pen-Tab Industries                                  10.875%    02/01/07       221,250
 250,000    Simonds, 144A                                       10.25%     07/01/08       255,000
-------------------------------------------------------------------------------------------------
                                                                                        1,608,125
-------------------------------------------------------------------------------------------------
            MEDIA -- BROADCASTING & PUBLISHING -- 4.0%
 250,000    Perry-Judd                                          10.625%    12/15/07       262,500
 200,000    Source Media                                        12.00%     11/01/04       150,000
-------------------------------------------------------------------------------------------------
                                                                                          412,500
-------------------------------------------------------------------------------------------------
            METALS -- 7.2%
 300,000    Doe Run Resources, Series B                         11.25%     03/15/05       231,000
 250,000    Golden Northwest Aluminum, 144A                     12.00%     12/15/06       251,250

The accompanying notes are an integral part of the financial statements.

11

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
            METALS Continued
$500,000    Nippon Denro Ispat                                   3.00%     04/01/01   $   175,000
 500,000    NTS Steel Group Public, Euro-Dollar+                 4.00%     12/16/08        80,000
-------------------------------------------------------------------------------------------------
                                                                                          737,250
-------------------------------------------------------------------------------------------------
            OIL & GAS -- 3.4%
 250,000    Panaco                                              10.625%    10/01/04       175,000
 200,000    Parker Drilling, Series D                            9.75%     11/15/06       178,000
-------------------------------------------------------------------------------------------------
                                                                                          353,000
-------------------------------------------------------------------------------------------------
            REAL ESTATE -- 2.4%
 500,000    GS Superhighway Holdings, Yankee-Dollar             10.25%     08/15/07       250,000
-------------------------------------------------------------------------------------------------
            RETAILERS -- 1.9%
 200,000    Home Interiors & Gifts, 144A                        10.125%    06/01/08       198,000
-------------------------------------------------------------------------------------------------
            TELEPHONE SYSTEMS -- 6.9%
 300,000    AMSC Acquisition(d)                                 12.25%     04/01/08       186,000
 350,000    Conecel, Euro-Dollar                                14.00%     05/01/02       182,000
 250,000    Conecel Holdings, Euro-Dollar, 144A(d)              14.00%     10/01/00        91,250
 300,000    Tricom                                              11.375%    09/01/04       246,000
-------------------------------------------------------------------------------------------------
                                                                                          705,250
-------------------------------------------------------------------------------------------------
            TRANSPORTATION -- 5.1%
 250,000    American Commercial Lines, 144A                     10.25%     06/30/08       253,750
 300,000    Stena Line                                          10.625%    06/01/08       270,000
-------------------------------------------------------------------------------------------------
                                                                                          523,750
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $10,157,637)                                                8,042,436
-------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 16.5%
            ARGENTINA -- 2.3%
 282,000    Republic of Argentina(b)                             6.187%    03/31/05       239,700
-------------------------------------------------------------------------------------------------
            BRAZIL -- 2.8%
 294,405    Republic of Brazil, Brady Bond (Payment-in-kind)     8.00%     04/15/14       175,171
 200,000    Republic of Brazil, Brady Bond(b)                    6.125%    04/15/24       117,000
-------------------------------------------------------------------------------------------------
                                                                                          292,171
-------------------------------------------------------------------------------------------------
            BULGARIA -- 2.3%
 350,000    Government of Bulgaria, Brady Bond, IAB(b)           6.688%    07/28/11       234,500
-------------------------------------------------------------------------------------------------
            COLOMBIA -- 2.5%
 300,000    Republic of Colombia                                 8.625%    04/01/08       255,000
-------------------------------------------------------------------------------------------------
            MEXICO -- 4.3%
 300,000    Mexican Discount Bond, Series B, Brady Bond(b)       6.039%    12/31/19       243,750
 250,000    Mexico Par Series B Cumulative, Brady Bond           6.250%    12/31/19       194,688
-------------------------------------------------------------------------------------------------
                                                                                          438,438
-------------------------------------------------------------------------------------------------
            PANAMA -- 1.8%
 250,000    Panama, Brady Bond, IRB(b)(c)                        4.00%     07/17/14       186,250
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              12
Schedule of Investments continued

   INCOME OPPORTUNITY PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
            RUSSIA -- 0.5%
$200,000    Russian Federation                                   8.750%    07/24/05   $    46,250
   7,894    Russian Vnesheconombank, Brady Bond, IAN(b)          5.969%    12/15/15           854
-------------------------------------------------------------------------------------------------
                                                                                           47,104
-------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $1,796,252)                                1,693,163
-------------------------------------------------------------------------------------------------

                                                                                        VALUE
 UNITS                                                                                (NOTE 1)
WARRANTS -- 0.0%
           MEXICO -- 0.0%
 461,100   United Mexican States*                                                    $        --
------------------------------------------------------------------------------------------------
           NIGERIA -- 0.0%
     250   Central Bank of Nigeria*                                                           --
------------------------------------------------------------------------------------------------
           TELEPHONE SYSTEMS -- 0.0%
     200   Primus Telecommunications*                                                      2,500
------------------------------------------------------------------------------------------------
                                                                                           2,500
------------------------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                                   2,500
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 94.9% (COST $11,953,889)(a)                              9,738,099
CASH AND OTHER ASSETS NET OF LIABILITIES -- 5.1%                                         519,268
------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                 $10,257,367
------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 * Non-income producing security.

 + Security currently in default of interest payment. The Portfolio is not accruing stated interest.

(a) The aggregate identified cost for federal income tax purposes is $11,954,631, resulting in gross unrealized appreciation and depreciation of $78,243 and $294,033, respectively, and net unrealized depreciation of $2,215,790.

(b) Interest rate shown reflects current rate on instrument with variable or floating rates.

(c)  Zero or step coupon bond.

(d) Security issued with detachable warrants. The current value of each warrant is zero.

144A-- Securities restricted for resale to Qualified Institutional Buyers with registration rights.

Brady Bond-- U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.

Euro-Dollar-- Bonds issued offshore that pay interest and principal in U.S.
             dollars.

IAB --Interest Arrears Bond

IAN--Interest Arrears Note

IRB --Interest Reduction Bond

Yankee-Dollar-- U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.

The accompanying notes are an integral part of the financial statements.

13
SCHEDULE OF INVESTMENTS
                                                               December 31, 1998

   VALUE PLUS PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 96.6%
         AEROSPACE & DEFENSE -- 0.5%
 3,300   Allied Signal                                                 $   146,231
----------------------------------------------------------------------------------
         AUTOMOTIVE -- 0.8%
 3,500   Magna International, Class A                                      217,000
----------------------------------------------------------------------------------
         BANKING -- 7.3%
10,206   Bank One                                                          521,144
10,500   First American                                                    465,938
 6,200   Mellon Bank                                                       426,250
16,500   North Fork Bancorporation                                         394,969
 6,600   St. Paul Bancorp                                                  179,644
----------------------------------------------------------------------------------
                                                                         1,987,945
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 8.3%
 5,200   General Mills                                                     404,300
 4,500   McDonald's                                                        344,813
17,000   Pepsico                                                           695,938
12,300   Ralston-Ralston Purina Group                                      398,213
16,000   Sysco                                                             439,000
----------------------------------------------------------------------------------
                                                                         2,282,264
----------------------------------------------------------------------------------
         CHEMICALS -- 1.1%
 5,700   Du Pont (E.I.) De Nemours                                         302,456
----------------------------------------------------------------------------------
         COMPUTER SOFTWARE & PROCESSING -- 4.3%
 8,200   Ceridian*                                                         572,463
14,300   Computer Associates International                                 609,538
----------------------------------------------------------------------------------
                                                                         1,182,001
----------------------------------------------------------------------------------
         COMPUTERS & INFORMATION -- 4.8%
15,500   Compaq Computer                                                   650,031
 7,700   Sun Microsystems*                                                 659,313
----------------------------------------------------------------------------------
                                                                         1,309,344
----------------------------------------------------------------------------------
         ELECTRIC UTILITIES -- 1.1%
 6,100   CMS Energy                                                        295,469
----------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 1.0%
 6,600   Thomas & Betts                                                    285,863
----------------------------------------------------------------------------------
         ELECTRONICS -- 4.4%
 7,500   Intel                                                             889,210
 4,700   Xilinx*                                                           306,088
----------------------------------------------------------------------------------
                                                                         1,195,298
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 5.1%
 9,700   Citigroup                                                         480,150
 7,100   Federal National Mortgage Association                             525,400
 8,100   SLM Holding                                                       388,800
----------------------------------------------------------------------------------
                                                                         1,394,350
----------------------------------------------------------------------------------
         FOOD RETAILERS -- 1.1%
 8,300   American Stores                                                   306,581
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                              14
Schedule of Investments continued

   VALUE PLUS PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         FOREST PRODUCTS & PAPER -- 4.3%
 9,400   Kimberly-Clark                                                $   512,300
11,000   Mead                                                              322,438
10,100   Tenneco                                                           344,031
----------------------------------------------------------------------------------
                                                                         1,178,769
----------------------------------------------------------------------------------
         HEALTH CARE PROVIDERS -- 3.4%
17,900   HCR Manor Care*                                                   525,813
26,600   Healthsouth*                                                      410,638
----------------------------------------------------------------------------------
                                                                           936,451
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 0.5%
 3,300   Applied Materials*                                                140,869
----------------------------------------------------------------------------------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 5.8%
 7,500   General Electric                                                  765,469
 4,400   Johnson Controls                                                  259,600
13,500   Newell                                                            556,875
----------------------------------------------------------------------------------
                                                                         1,581,944
----------------------------------------------------------------------------------
         INSURANCE -- 5.7%
 5,000   Aetna                                                             393,125
 9,200   Equitable Companies                                               532,450
 5,000   Ohio Casualty                                                     205,625
 9,100   Reliastar Financial                                               419,738
----------------------------------------------------------------------------------
                                                                         1,550,938
----------------------------------------------------------------------------------
         MEDIA - BROADCASTING & PUBLISHING -- 0.5%
 7,500   A.H. Belo, Class A                                                149,531
----------------------------------------------------------------------------------
         MEDICAL SUPPLIES -- 1.8%
11,300   Becton Dickinson & Company                                        482,369
----------------------------------------------------------------------------------
         OFFICE EQUIPMENT -- 2.6%
 6,100   Xerox                                                             719,800
----------------------------------------------------------------------------------
         OIL & GAS -- 8.7%
 6,400   Chevron                                                           530,800
11,800   Conoco, Class A*                                                  246,325
 8,300   Mobil                                                             723,138
 5,500   Schlumberger                                                      253,688
19,800   Williams Companies                                                617,513
----------------------------------------------------------------------------------
                                                                         2,371,464
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 6.5%
10,000   Abbott Laboratories                                               490,000
 6,400   Amgen*                                                            669,200
 4,100   Merck                                                             605,519
----------------------------------------------------------------------------------
                                                                         1,764,719
----------------------------------------------------------------------------------
         RETAILERS -- 3.5%
10,800   Consolidated Stores*                                              218,025
 5,500   Federated Department Stores*                                      239,594
 6,000   Wal-Mart Stores                                                   488,625
----------------------------------------------------------------------------------
                                                                           946,244
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

15

   VALUE PLUS PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         TELEPHONE SYSTEMS -- 11.0%
 9,600   Alltel                                                        $   574,200
 8,000   Bell Atlantic                                                     454,500
17,400   Frontier                                                          591,600
 9,500   MCI Worldcom*                                                     681,625
13,000   SBC Communications                                                697,125
----------------------------------------------------------------------------------
                                                                         2,999,050
----------------------------------------------------------------------------------
         TRANSPORTATION -- 2.5%
 5,500   Trinity Industries                                                211,750
 8,500   US Freightways                                                    247,563
13,700   Wisconsin Central Transport*                                      235,469
----------------------------------------------------------------------------------
                                                                           694,782
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $24,702,293)                                  26,421,732
----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 96.6% (COST $24,702,293)(a)               26,421,732
CASH AND OTHER ASSETS NET OF LIABILITIES -- 3.4%                           932,232
----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                   $27,353,964
----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $24,702,293, resulting in gross unrealized appreciation and depreciation of $3,461,353 and $1,741,914, respectively, and net unrealized appreciation of $1,719,439.

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                      16
                                                               December 31,1998

   GROWTH & INCOME PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
COMMON STOCKS -- 94.7%
         AEROSPACE & DEFENSE -- 3.2%
 6,500   Lockheed Martin                                               $   550,875
 4,500   Northrop Grumman                                                  329,063
 7,800   Rockwell International                                            378,788
----------------------------------------------------------------------------------
                                                                         1,258,726
----------------------------------------------------------------------------------
         AUTOMOTIVE -- 3.4%
11,700   Ford Motor                                                        686,644
 4,700   Goodyear Tire & Rubber                                            237,056
 8,500   Meritor Automotive                                                180,094
 5,000   Paccar                                                            205,625
----------------------------------------------------------------------------------
                                                                         1,309,419
----------------------------------------------------------------------------------
         BANKING -- 10.4%
 7,909   Bank One                                                          403,853
12,900   BankAmerica                                                       775,613
 2,900   Bankers Trust                                                     247,769
 7,800   Chase Manhattan                                                   530,888
13,162   First Union                                                       800,414
12,400   Fleet Financial Group                                             554,125
11,600   Key                                                               371,200
 8,900   US Bancorp                                                        315,950
----------------------------------------------------------------------------------
                                                                         3,999,812
----------------------------------------------------------------------------------
         BEVERAGES, FOOD & TOBACCO -- 4.9%
14,900   Heinz (H. J.)                                                     843,713
12,600   Philip Morris                                                     674,100
 4,600   Unilever, ADR                                                     381,513
----------------------------------------------------------------------------------
                                                                         1,899,326
----------------------------------------------------------------------------------
         CHEMICALS -- 7.2%
 9,200   Akzo, ADR                                                         410,550
 4,000   Dow Chemical                                                      363,750
 5,600   Du Pont (E.I.) De Nemours                                         297,150
 7,200   Eastman Chemical                                                  322,200
17,500   Imperial Chemical Industries, ADR                                 611,406
28,400   Lyondell Petro Chemical                                           511,200
 5,200   Olin                                                              147,225
 8,100   Witco                                                             129,094
----------------------------------------------------------------------------------
                                                                         2,792,575
----------------------------------------------------------------------------------
         COMMERCIAL SERVICES -- 2.2%
18,000   Pacificorp                                                        379,125
12,400   Unicom                                                            478,175
----------------------------------------------------------------------------------
                                                                           857,300
----------------------------------------------------------------------------------
         COSMETICS & PERSONAL CARE -- 1.6%
14,000   Avon Products                                                     619,500
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

17

   GROWTH & INCOME PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         ELECTRIC UTILITIES -- 4.1%
11,100   Allegheny Energy                                              $   382,950
14,700   Cinergy                                                           505,313
 5,500   Duke Energy                                                       352,344
12,700   Southern Company                                                  369,094
----------------------------------------------------------------------------------
                                                                         1,609,701
----------------------------------------------------------------------------------
         ELECTRICAL EQUIPMENT -- 1.4%
 4,500   Emerson Electric                                                  272,250
 6,400   Thomas & Betts                                                    277,200
----------------------------------------------------------------------------------
                                                                           549,450
----------------------------------------------------------------------------------
         FINANCIAL SERVICES -- 1.7%
 8,900   Federal National Mortgage Association                             658,600
----------------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER -- 5.9%
 7,200   Boise Cascade                                                     223,200
10,100   Georgia-Pacific                                                   591,481
 7,700   Georgia-Pacific (Timber Group)                                    183,356
 7,500   Temple-Inland                                                     444,844
 7,200   Westvaco                                                          193,050
13,200   Weyerhauser                                                       670,725
----------------------------------------------------------------------------------
                                                                         2,306,656
----------------------------------------------------------------------------------
         HEAVY MACHINERY -- 1.2%
 3,400   Caterpillar                                                       156,400
 9,100   Parker Hannifin                                                   298,025
----------------------------------------------------------------------------------
                                                                           454,425
----------------------------------------------------------------------------------
         HOUSEHOLD PRODUCTS -- 3.4%
29,600   Corning                                                         1,332,000
----------------------------------------------------------------------------------
         INSURANCE -- 2.5%
 9,970   EXEL Limited, Class A                                             747,750
 2,900   Lincoln National                                                  237,256
----------------------------------------------------------------------------------
                                                                           985,006
----------------------------------------------------------------------------------
         METALS -- 2.4%
20,700   Allegheny Teledyne                                                423,056
21,100   Oregon Steel Mills                                                250,563
 3,300   Phelps Dodge                                                      167,888
 2,000   Reynolds Metals                                                   105,375
----------------------------------------------------------------------------------
                                                                           946,882
----------------------------------------------------------------------------------
         OFFICE EQUIPMENT -- 4.4%
14,400   Xerox                                                           1,699,194
----------------------------------------------------------------------------------
         OIL & GAS -- 8.8%
 4,259   British Petroleum, ADR                                            404,605
14,600   Conoco, Class A*                                                  304,775
 6,600   Elf Aquitaine, ADR                                                373,725
 4,500   Mobil                                                             392,063
10,800   Texaco                                                            571,050

The accompanying notes are an integral part of the financial statements.

Schedule of Investments continued                                            18

   GROWTH & INCOME PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         OIL & GAS Continued
 7,100   Total S.A., ADR                                               $   353,225
20,300   Williams Companies                                                633,106
12,400   YPF Sociedad Anonima, ADR                                         346,425
----------------------------------------------------------------------------------
                                                                         3,378,974
----------------------------------------------------------------------------------
         PHARMACEUTICALS -- 6.3%
17,500   American Home Products                                            985,469
 5,900   Bristol-Myers Squibb                                              789,494
 6,900   Smithkline Beecham, ADR                                           479,550
 4,200   Zeneca Group, ADR                                                 188,475
----------------------------------------------------------------------------------
                                                                         2,442,988
----------------------------------------------------------------------------------
         RETAILERS -- 1.8%
 5,900   May Department Stores                                             356,213
 8,200   Sears, Roebuck & Company                                          348,500
----------------------------------------------------------------------------------
                                                                           704,713
----------------------------------------------------------------------------------
         TELEPHONE SYSTEMS -- 12.5%
10,600   Alltel                                                            634,013
18,200   Bell Atlantic                                                     964,600
15,400   Bellsouth                                                         768,075
15,700   Frontier                                                          533,800
12,700   GTE                                                               825,500
 9,600   Sprint                                                            807,600
13,400   Telesp Participacoes, ADR*                                        296,475
----------------------------------------------------------------------------------
                                                                         4,830,063
----------------------------------------------------------------------------------
         TRANSPORTATION -- 5.4%
15,300   Canadian Pacific                                                  288,788
16,500   CSX                                                               684,750
13,200   General Dynamics                                                  773,850
11,600   Norfolk Southern                                                  367,575
----------------------------------------------------------------------------------
                                                                         2,114,963
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $35,323,363)                                  36,750,273
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.6%
         COMMERCIAL SERVICES -- 0.6%
 5,000   Monsanto, ACES*                                                   245,000
----------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $204,370)                         245,000
----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 4.0%
         REAL ESTATE -- 4.0%
 5,600   Arden Realty Group                                                129,850
 7,500   Boston Properties                                                 228,750
11,000   Equity Office Properties                                          264,000
 3,900   Equity Residential Properties Trust                               157,706

The accompanying notes are an integral part of the financial statements.

19

   GROWTH & INCOME PORTFOLIO

                                                                          VALUE
SHARES                                                                  (NOTE 1)
         REAL ESTATE Continued
 7,000   Health Care Property Investors                                $   215,250
10,400   Nationwide Health Properties                                      224,250
17,000   Prologis Trust                                                    352,750
----------------------------------------------------------------------------------
                                                                         1,572,556
----------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $1,790,296)                    1,572,556
----------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 99.3% (COST $37,318,029)(a)               38,567,829
CASH AND OTHER ASSETS NET OF LIABILITIES -- 0.7%                           259,169
----------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                   $38,826,998
----------------------------------------------------------------------------------

Notes to the Schedule of Investments:

    * Non-income producing security.

   (a) The aggregate identified cost for federal income tax purposes is $37,324,881, resulting in gross unrealized appreciation and depreciation of $4,437,494 and $3,194,546, respectively, and net unrealized appreciation of $1,242,948.

ACES--Adjustable Conversion-Rate Equity Security

 ADR-- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                      20
                                                              December 31, 1998
   BALANCED PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
COMMON STOCKS -- 58.6%
          ADVERTISING -- 2.5%
  3,100   WPP Group                                                     $   191,425
-----------------------------------------------------------------------------------
          AEROSPACE & DEFENSE -- 2.6%
  1,400   Lockheed Martin                                                   118,650
  2,000   Rockwell International                                             80,375
-----------------------------------------------------------------------------------
                                                                            199,025
-----------------------------------------------------------------------------------
          AIRLINES -- 2.3%
  3,000   AMR*                                                              178,125
-----------------------------------------------------------------------------------
          AUTOMOTIVE -- 2.5%
  5,800   Lucasvarity, ADR                                                  194,300
-----------------------------------------------------------------------------------
          BEVERAGES, FOOD & TOBACCO -- 0.9%
  1,555   Diageo, ADR                                                        71,919
-----------------------------------------------------------------------------------
          CHEMICALS -- 2.8%
  4,600   Monsanto                                                          218,500
-----------------------------------------------------------------------------------
          COMPUTER SOFTWARE & PROCESSING -- 2.3%
  4,200   Computer Associates International                                 179,025
-----------------------------------------------------------------------------------
          COMPUTERS & INFORMATION -- 1.2%
  2,300   Compaq Computer                                                    96,456
-----------------------------------------------------------------------------------
          ELECTRONICS -- 4.2%
  6,800   Adaptec*                                                          119,425
  1,300   Avnet                                                              78,650
  1,200   Motorola                                                           73,275
    600   Solectron*                                                         55,763
-----------------------------------------------------------------------------------
                                                                            327,113
-----------------------------------------------------------------------------------
          ENTERTAINMENT & LEISURE -- 1.2%
  5,000   Polaroid                                                           93,438
-----------------------------------------------------------------------------------
          FINANCIAL SERVICES -- 5.8%
  3,050   Citigroup                                                         150,975
  3,900   Countrywide Credit                                                195,731
  1,700   Federal Home Loan Mortgage Corporation                            109,544
-----------------------------------------------------------------------------------
                                                                            456,250
-----------------------------------------------------------------------------------
          HEALTH CARE PROVIDERS -- 1.0%
  3,000   Tenet Healthcare*                                                  78,750
-----------------------------------------------------------------------------------
          INDUSTRIAL -- DIVERSIFIED -- 1.4%
  1,800   Armstrong World Industries                                        108,563
-----------------------------------------------------------------------------------
          INSURANCE -- 3.6%
  6,557   Conseco                                                           200,398
  2,200   Renaissancere Holdings                                             80,575
-----------------------------------------------------------------------------------
                                                                            280,973
-----------------------------------------------------------------------------------
          LODGING -- 1.3%
 23,100   Homestead Village Property*                                       103,950
-----------------------------------------------------------------------------------
          MEDIA -- BROADCASTING & PUBLISHING -- 0.8%
  2,100   Reed International, ADR                                            66,150
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

21

   BALANCED PORTFOLIO

                                                                           VALUE
SHARES                                                                   (NOTE 1)
          METALS -- 1.4%
  5,500   Allegheny Teledyne                                            $   112,406
-----------------------------------------------------------------------------------
          OIL & GAS -- 2.1%
  5,400   Anadarko Petroleum                                                166,725
-----------------------------------------------------------------------------------
          PHARMACEUTICALS -- 2.9%
  5,600   Teva Pharmaceutical Industries, ADR                               227,850
-----------------------------------------------------------------------------------
          REAL ESTATE -- 5.6%
  7,300   Oakwood Homes                                                     110,869
  4,200   Prologis Trust, REIT                                               87,150
 17,400   Security Capital Group, Class B*                                  235,988
-----------------------------------------------------------------------------------
                                                                            434,007
-----------------------------------------------------------------------------------
          TELEPHONE SYSTEMS -- 2.9%
  2,400   Sprint                                                            201,900
  1,200   Sprint PCS*                                                        27,750
-----------------------------------------------------------------------------------
                                                                            229,650
-----------------------------------------------------------------------------------
          TEXTILES, CLOTHING & FABRICS -- 2.5%
  8,100   Shaw Industries                                                   196,425
-----------------------------------------------------------------------------------
          TRANSPORTATION -- 4.8%
  7,300   Air Express International                                         158,775
  4,900   Sabre Group Holdings*                                             218,050
-----------------------------------------------------------------------------------
                                                                            376,825
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $4,486,094)                                     4,587,850
-----------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.8%
          ENTERTAINMENT & LEISURE -- 1.8%
  5,600   News Corporation Limited (The), ADR                               138,250
-----------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $142,620)                                      138,250
-----------------------------------------------------------------------------------

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
ASSET-BACKED SECURITIES -- 0.2%
$ 12,718    Merrill Lynch Mortgage Investment                    7.65%     01/15/12   $    12,692
-------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $13,011)                                               12,692
-------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 17.5%
            BANKING -- 4.7%
 150,000    Associates Corporation of North America              5.75%     11/01/03       151,071
 100,000    BB&T                                                 7.25%     06/15/07       108,481
 100,000    Chase Manhattan                                      7.25%     06/01/07       109,329
     331    Nykredit                                             6.00%     10/01/26            52
-------------------------------------------------------------------------------------------------
                                                                                          368,933
-------------------------------------------------------------------------------------------------
            BEVERAGES, FOOD & TOBACCO -- 0.7%
  60,000    Coca-Cola Femsa                                      8.95%     11/01/06        58,611
-------------------------------------------------------------------------------------------------
            COMPUTER SOFTWARE & PROCESSING -- 1.3%
 100,000    Computer Associates International                    6.375%    04/15/05        99,585
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Schedule of Investments continued                                           22

   BALANCED PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
            ELECTRIC UTILITIES -- 3.5%
$ 95,000    Financiera Energy                                    9.375%    06/15/06   $    82,223
 200,000    Tennessee Valley Authority                           5.00%     12/18/03       198,504
-------------------------------------------------------------------------------------------------
                                                                                          280,727
-------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 4.1%
 150,000    AT&T Capital                                         7.50%     11/15/00       152,500
 100,000    GMAC                                                 7.125%    05/01/01       103,325
  69,000    Paine Webber Group                                   7.00%     03/01/00        69,607
-------------------------------------------------------------------------------------------------
                                                                                          325,432
-------------------------------------------------------------------------------------------------
            MEDIA -- BROADCASTING & PUBLISHING -- 1.3%
 100,000    CSC Holdings                                         7.625%    07/15/18        98,060
-------------------------------------------------------------------------------------------------
            METALS -- 1.3%
 100,000    AK Steel                                             9.125%    12/15/06       104,000
-------------------------------------------------------------------------------------------------
            OIL & GAS -- 0.6%
  50,000    Petroleos Mexicanos                                  8.85%     09/15/07        44,000
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $1,390,395)                                                 1,379,348
-------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 7.0%
  20,000    Federal Home Loan Mortgage Corporation               6.00%     03/15/08        20,173
  45,000    Federal National Mortgage Association                6.15%     10/25/07        45,211
 200,000    Federal National Mortgage Association                6.00%     05/15/08       211,034
  94,812    Federal National Mortgage Association                6.50%     07/18/28        95,078
  40,000    General Electric Capital Mortgage Service            6.50%     11/25/23        39,598
  44,500    General Electric Capital Mortgage Service            6.50%     03/25/24        44,797
  40,000    Merrill Lynch Mortgage Investment                    7.089%    12/26/25        42,684
  50,000    Prudential Home Mortgage Securities                  6.25%     04/25/24        47,329
-------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $528,921)                                          545,904
-------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 2.3%
  40,000    Baltimore Community Development Financing            8.20%     08/15/07        46,379
   5,657    Denver Colorado City & County Single Family          7.25%     12/01/10         5,841
  40,000    New York State Housing Finance Agency Service        7.50%     09/15/03        42,139
  50,000    Ohio Housing Financial Agency                        7.90%     10/01/14        51,688
  30,000    Oklahoma City Airport                                9.40%     11/01/10        36,600
-------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $166,610)                                                     182,647
-------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 3.0%
            BRAZIL -- 0.5%
  58,881    Republic of Brazil, Brady Bond                       8.00%     04/15/14        35,108
-------------------------------------------------------------------------------------------------
            GREAT BRITAIN -- 1.1%
  37,000    United Kingdom Treasury                              8.00%     12/07/15        87,324
     GBP
-------------------------------------------------------------------------------------------------
            SOUTH AFRICA -- 1.4%
 774,000    Republic of South Africa                            13.00%     08/31/10       111,490
     ZAR
-------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $269,977)                                    233,922
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

23

   BALANCED PORTFOLIO

PRINCIPAL                                                       INTEREST   MATURITY      VALUE
 AMOUNT                                                           RATE       DATE      (NOTE 1)
U.S. TREASURY OBLIGATIONS -- 5.2%
$275,000    U.S. Treasury Bond                                   6.25%     04/30/01   $   284,709
  15,000    U.S. Treasury Note                                   7.25%     08/15/04        16,870
  95,000    U.S. Treasury Note                                   7.00%     07/15/06       108,181
-------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $404,906)                                           409,760
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 95.6%
(COST $7,402,534)(a)                                                                    7,490,373
CASH AND OTHER ASSETS NET OF LIABILITIES -- 4.4%                                          341,459
-------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                  $ 7,831,832
-------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

   * Non-income producing security.

  (a) The aggregate identified cost for federal income tax purposes is $7,402,534, resulting in gross unrealized appreciation and depreciation of $794,185 and $706,346, respectively, and net unrealized appreciation of $87,839.

  (b) Interest rate shown reflects current rate on instrument with variable or floating rates.

ADR--American Depositary Receipt

Brady Bond-- U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.

REIT--Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                      24
                                                              December 31, 1998

   BOND PORTFOLIO

PRINCIPAL                                                         INTEREST   MATURITY      VALUE
  AMOUNT                                                            RATE       DATE      (NOTE 1)
AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS -- 3.8%
             CENTRAL AMERICA -- 2.4%
$  130,000   Central America International Development, Series
             F+                                                   10.00%     12/01/11   $   159,233
   130,000   Central America International Development, Series
             G+                                                   10.00%     12/01/11       159,233
   130,000   Central America International Development, Series
             H+                                                   10.00%     12/01/11       159,233
---------------------------------------------------------------------------------------------------
                                                                                            477,699
---------------------------------------------------------------------------------------------------
             HONDURAS -- 1.4%
   100,000   Republic of Honduras International Development,
             Series D+                                            13.00%     06/01/11       156,161
   100,000   Republic of Honduras International Development,
             Series C+                                            13.00%     06/01/06       131,938
---------------------------------------------------------------------------------------------------
                                                                                            288,099
---------------------------------------------------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS (COST $590,000)                            765,798
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.6%
    90,565   Chase Manhattan Grantor Trust                         5.20%     02/15/02        90,610
   750,000   Chemical Credit Card Master Trust                     5.98%     09/15/08       767,963
   174,496   Navistar Financial                                    6.35%     11/15/02       175,681
   499,723   World Omni Auto Lease                                 6.18%     11/25/03       502,596
---------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,465,497)                                           1,536,850
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 35.4%
             BANKING -- 6.2%
   500,000   Bank of New York                                      8.50%     12/15/04       573,306
   225,000   Credit Suisse-London                                  7.90%     05/01/07       225,000
   350,000   First Union                                           6.55%     10/15/35       365,091
    71,396   Mercantile Safe Deposit+                             12.125%    01/02/01        71,775
---------------------------------------------------------------------------------------------------
                                                                                          1,235,172
---------------------------------------------------------------------------------------------------
             COMMUNICATIONS -- 2.6%
   500,000   Harris Corporation                                    6.65%     08/01/06       525,401
---------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES -- 7.0%
   500,000   Consumers Energy, Series B                            6.50%     06/15/18       503,690
   900,000   Southern California Edison                            7.125%    07/15/25       911,519
---------------------------------------------------------------------------------------------------
                                                                                          1,415,209
---------------------------------------------------------------------------------------------------
             ELECTRONICS -- 5.0%
 1,000,000   Raytheon                                              5.70%     11/01/03     1,000,782
---------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 4.0%
   750,000   Safeco Capital                                        8.072%    07/15/37       797,855
---------------------------------------------------------------------------------------------------
             FOREST PRODUCTS & PAPER -- 2.5%
   250,000   Georgia-Pacific                                       9.50%     05/15/22       285,243
   250,000   Sweetheart Cup                                        9.625%    09/01/00       225,000
---------------------------------------------------------------------------------------------------
                                                                                            510,243
---------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS -- 3.2%
   650,000   Columbia/HCA Health                                   6.73%     07/15/45       652,805
---------------------------------------------------------------------------------------------------
             MEDIA -- BROADCASTING & PUBLISHING -- 1.5%
   250,000   News America Holdings                                10.125%    10/15/12       297,759
---------------------------------------------------------------------------------------------------
             OIL & GAS -- 1.2%
   250,000   Husky Oil, 144A                                       8.90%     08/15/28       237,813
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

25

   BOND PORTFOLIO

PRINCIPAL                                                         INTEREST   MATURITY      VALUE
  AMOUNT                                                            RATE       DATE      (NOTE 1)
             TELEPHONE SYSTEMS -- 2.2%
$  400,000   MCI Worldcom                                          8.875%    01/15/06   $   435,751
---------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $6,958,144)                                                   7,108,790
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 33.1%
 1,250,000   Federal Home Loan Bank                                5.625%    03/19/01     1,265,282
   141,070   Federal Home Loan Mortgage Association                6.00%     05/01/09       141,858
   483,533   Federal Home Loan Mortgage Association                6.00%     08/01/10       485,883
    42,585   Federal Home Loan Mortgage Association                6.00%     10/01/10        42,792
 1,000,000   Federal National Mortgage Association                 5.75%     04/15/03     1,027,154
 1,249,857   Federal National Mortgage Association                 6.50%     07/01/28     1,256,888
   387,828   Government National Mortgage Association              7.00%     06/15/09       399,168
   369,325   Government National Mortgage Association              9.00%     08/15/19       396,146
   331,463   Government National Mortgage Association              6.50%     01/15/24       334,830
    91,021   Government National Mortgage Association              7.50%     12/15/27        93,837
   933,680   Government National Mortgage Association              7.00%     05/15/28       954,977
   250,764   Government National Mortgage Association              6.50%     09/15/28       253,193
---------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $6,532,604)                                        6,652,008
---------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS -- 5.4%
             CANADA -- 5.4%
 1,000,000   Province of Ontario                                   7.375%    01/27/03     1,082,730
---------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS (COST $1,077,440)                                  1,082,730
---------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 8.2%
   250,000   U.S. Treasury Note                                    4.75%     11/15/08       251,953
   700,000   U.S. Treasury Note                                    6.125%    11/15/27       784,000
   600,000   U.S. Treasury Note                                    5.250%    11/15/28       615,000
---------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,624,897)                                         1,650,953
---------------------------------------------------------------------------------------------------

                                                                                        VALUE
 SHARES                                                                               (NOTE 1)
PREFERRED STOCKS -- 4.9%
           ELECTRIC UTILITIES -- 2.3%
   9,600   Appalachian Power, 8.25% Cumulative                                       $   247,200
   8,700   Ohio Power, Series A, 8.16% Cumulative                                        221,850
------------------------------------------------------------------------------------------------
                                                                                         469,050
------------------------------------------------------------------------------------------------
           OIL & GAS -- 2.6%
  20,000   TransCanada Pipelines, 8.75% Cumulative                                       522,500
------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $984,274)                                                   991,550
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -- 98.4%
(COST $19,232,856) (a)                                                                19,788,679
CASH AND OTHER ASSETS NET OF LIABILITIES -- 1.6%                                         316,435
------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                 $20,105,114
------------------------------------------------------------------------------------------------

Notes to the Schedule of Investments:

 + Restricted and Board valued security (Note 6).

(a) The aggregate identified cost for federal income tax purposes is $19,232,856, resulting in gross unrealized appreciation and depreciation of $616,681 and $60,858, respectively, and net unrealized appreciation of $555,823.

144A--Securities restricted for resale to Qualified Institutional Buyers with registration rights.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES                                          26
                                                               December 31, 1998

                        EMERGING       INTERNATIONAL       INCOME                          GROWTH &
                         GROWTH           EQUITY         OPPORTUNITY      VALUE PLUS        INCOME         BALANCED
                        PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO(c)      PORTFOLIO      PORTFOLIO
ASSETS:
Investments, at value
  (Note 1)(a)          $10,533,926      $11,150,579      $ 9,738,099     $26,421,732      $38,567,829     $7,490,373
Cash                       704,129          718,191          234,043         993,617          496,349        291,315
Foreign currency                --               --               --              --               --          2,459(b)
Receivables for:
Investments sold           233,128               --               --              --               --         16,249
Unrealized
  appreciation on
  foreign forward
  currency contracts            --               --               --              --               --            821
Dividends                    5,602            5,395               --          30,324           89,323          2,291
Foreign tax reclaims            --           14,967               --             116            4,648             --
Interest                     2,293            1,882          321,200           2,506            1,207         35,978
Receivable from
  Investment Advisor
  (Note 7)                      --           25,906               --              --               --         12,562
--------------------------------------------------------------------------------------------------------------------
    Total assets        11,479,078       11,916,920       10,293,342      27,448,295       39,159,356      7,852,048
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
Investments purchased           --               --               --              --           36,912             --
Unrealized
  depreciation on
  foreign forward
  currency contracts            --               --               --              --               --          1,377
Payable to Investment
  Advisor (Note 7)          32,684               --           13,556          74,940          272,727             --
Other accrued
  expenses                  20,661           26,660           22,419          19,391           22,719         18,839
--------------------------------------------------------------------------------------------------------------------
    Total liabilities       53,345           26,660           35,975          94,331          332,358         20,216
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Applicable to
  investors'
  beneficial
  interests            $11,425,733      $11,890,260      $10,257,367     $27,353,964      $38,826,998     $7,831,832
--------------------------------------------------------------------------------------------------------------------
(a) Cost of
    investments        $ 9,520,630      $ 9,224,611      $11,953,889     $24,702,293      $37,318,029     $7,402,534
(b) The cost of foreign currency is $2,368.
(c) The Portfolio commenced operations on May 1, 1998.


                          BOND
                        PORTFOLIO
ASSETS:
Investments, at value
  (Note 1)(a)          $19,788,679
Cash                        96,695
Foreign currency                --
Receivables for:
Investments sold                --
Unrealized
  appreciation on
  foreign forward
  currency contracts            --
Dividends                   12,640
Foreign tax reclaims         1,094
Interest                   276,428
Receivable from
  Investment Advisor
  (Note 7)                      --
----------------------------------
    Total assets        20,175,536
----------------------------------
LIABILITIES:
Payable for:
Investments purchased           --
Unrealized
  depreciation on
  foreign forward
  currency contracts            --
Payable to Investment
  Advisor (Note 7)          49,350
Other accrued
  expenses                  21,072
----------------------------------
    Total liabilities       70,422
----------------------------------
NET ASSETS:
Applicable to
  investors'
  beneficial
  interests            $20,105,114
----------------------------------
(a) Cost of
    investments        $19,232,856
(b) The cost of foreign currency is $2,368.
(c) The Portfolio commences operations on May 1, 1998.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

27
STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 1998

                             EMERGING    INTERNATIONAL     INCOME                      GROWTH &
                              GROWTH        EQUITY       OPPORTUNITY    VALUE PLUS      INCOME      BALANCED       BOND
                            PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO(a)   PORTFOLIO    PORTFOLIO    PORTFOLIO
INVESTMENT INCOME (NOTE 1):
  Interest                  $  29,470     $   20,841     $ 1,251,189    $   30,892    $   39,559    $199,162    $1,171,921
  Dividends (b)                77,302        150,046              --       223,865       940,130      54,824        76,347
--------------------------------------------------------------------------------------------------------------------------
         Total investment
           income             106,772        170,887       1,251,189       254,757       979,689     253,986     1,248,268
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees
    (Note 3)                   76,428        100,226          71,387       123,531       278,037      56,349       100,011
  Custody, administration
    and fund accounting
    fees                       72,929        155,348          77,900        54,179        86,965      72,792        68,579
  Auditing fees                17,571         18,916          19,196        13,500        20,196      16,744        18,587
  Amortization of
    organization expenses
    (Note 8)                   12,382         12,382          12,382            --        12,382      12,382        12,399
  Trustee fees (Note 3)         1,006          1,054           1,265         1,200         3,243         710         1,730
  Legal fees                      940            827           1,548         1,650         4,715       1,017         2,431
  Miscellaneous                 1,014            904             454         2,769         3,175         484         1,504
--------------------------------------------------------------------------------------------------------------------------
      Total expenses          182,270        289,657         184,132       196,829       408,713     160,478       205,241
      Reimbursement or
         waiver from
         Investment
         Advisor (Note 7)     (43,744)      (126,131)        (57,832)      (48,591)       (5,311)    (68,910)      (50,678)
--------------------------------------------------------------------------------------------------------------------------
      Net expenses            138,526        163,526         126,300       148,238       403,402      91,568       154,563
--------------------------------------------------------------------------------------------------------------------------
Net investment income
  (loss)                      (31,754)         7,361       1,124,889       106,519       576,287     162,418     1,093,705
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS):
  Net realized gain (loss)
    on:
    Investments               652,852        715,847      (1,067,747)     (614,534)    1,922,304     397,376       383,495
    Written Options                --             --           5,670            --            --          --            --
    Foreign currency
      transactions                 --        (37,627)             --            --            --      15,952            --
--------------------------------------------------------------------------------------------------------------------------
                              652,852        678,220      (1,062,077)     (614,534)    1,922,304     413,328       383,495
--------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation
    (depreciation) on:
    Investments              (552,074)     1,105,174      (1,754,259)    1,719,439      (864,206)   (329,872)      108,553
    Written Options                --             --              --            --            --          --            --
    Foreign currency
      transactions                 --            905             223            --            --      (6,250)            2
--------------------------------------------------------------------------------------------------------------------------
                             (552,074)     1,106,079      (1,754,036)    1,719,439      (864,206)   (336,122)      108,555
--------------------------------------------------------------------------------------------------------------------------
Net realized and
  unrealized gain (loss):     100,778      1,784,299      (2,816,113)    1,104,905     1,058,098      77,206       492,050
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting
  from operations           $  69,024     $1,791,660     $(1,691,224)   $1,211,424    $1,634,385    $239,624    $1,585,755
--------------------------------------------------------------------------------------------------------------------------
(a) The Portfolio commenced operations on
    May 1, 1998.
(b) Net of foreign tax
    withholding                    --        $19,294              --          $173        $4,497        $396            --

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS                                           28

                                                                     EMERGING GROWTH            INTERNATIONAL EQUITY
                                                                        PORTFOLIO                     PORTFOLIO
                                                               ---------------------------   ---------------------------
                                                                 FOR THE        FOR THE        FOR THE        FOR THE
                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                   1998           1997           1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)                                     (31,754)       (20,051)         7,361         10,921
  Net realized gain (loss)                                         652,852        913,915        678,220      1,010,270
  Net change in unrealized appreciation (depreciation)            (552,074)       846,170      1,106,079         77,380
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                      69,024      1,740,034      1,791,660      1,098,571
------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions                                                  6,080,768      2,100,799      2,921,223      1,464,035
  Withdrawals                                                   (2,324,356)      (843,327)    (1,416,086)      (540,590)
------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) FROM INVESTORS' TRANSACTIONS:          3,756,412      1,257,472      1,505,137        923,445
------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                        3,825,436      2,997,506      3,296,797      2,022,016
NET ASSETS:
  Beginning of period                                            7,600,297      4,602,791      8,593,463      6,571,447
------------------------------------------------------------------------------------------------------------------------
  End of period                                                $11,425,733     $7,600,297    $11,890,260     $8,593,463
------------------------------------------------------------------------------------------------------------------------

(a) The Portfolio commenced operations on May 1, 1998.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

29

                                                             INCOME OPPORTUNITY          VALUE PLUS            GROWTH & INCOME
                                                                 PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                        ---------------------------   ---------------   ---------------------------
                                                             FOR THE        FOR THE          FOR THE         FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)    YEAR ENDED   YEAR ENDED
                                                           DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              1998           1997            1998             1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)                             1,124,889      1,154,944          106,519         576,287        171,081
  Net realized gain (loss)                                (1,062,077)       410,064         (614,534)      1,922,304      4,825,120
  Net change in unrealized appreciation (depreciation)    (1,754,036)      (742,747)       1,719,439        (864,206)      (380,944)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                            (1,691,224)       822,261        1,211,424       1,634,385      4,615,257
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions                                            5,799,157      9,286,451       26,379,821      15,611,600      3,534,026
  Withdrawals                                             (4,547,980)    (6,560,662)        (237,281)     (5,792,500)    (1,731,931)
------------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) FROM INVESTORS' TRANSACTIONS:    1,251,177      2,725,789       26,142,540       9,819,100      1,802,095
------------------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                   (440,047)     3,548,050       27,353,964      11,453,485      6,417,352
NET ASSETS:
  Beginning of period                                     10,697,414      7,149,364               --      27,373,513     20,956,161
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                          $10,257,367    $10,697,414      $27,353,964     $38,826,998    $27,373,513
------------------------------------------------------------------------------------------------------------------------------------

                                                                  BALANCED                       BOND
                                                                 PORTFOLIO                     PORTFOLIO
                                                        ---------------------------   ---------------------------
                                                         FOR THE        FOR THE        FOR THE        FOR THE
                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             1998           1997           1998           1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)                               162,418        100,544      1,093,705        958,023
  Net realized gain (loss)                                   413,328        965,160        383,495         81,483
  Net change in unrealized appreciation (depreciation)      (336,122)      (175,493)       108,555         96,828
---------------------------------------------------------------------------------------------------  --------------
  Net increase (decrease) in net assets resulting from
    operations                                               239,624        890,211      1,585,755      1,136,334
---------------------------------------------------------------------------------------------------  --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions                                            3,451,012      1,791,228      5,846,651      2,725,843
  Withdrawals                                             (1,778,505)      (791,530)    (2,589,887)    (2,127,372)
---------------------------------------------------------------------------------------------------  --------------
  NET INCREASE (DECREASE) FROM INVESTORS' TRANSACTIONS:    1,672,507        999,698      3,256,764        598,471
---------------------------------------------------------------------------------------------------  --------------
  Total increase (decrease) in net assets                  1,912,131      1,889,909      4,842,519      1,734,805
NET ASSETS:
  Beginning of period                                      5,919,701      4,029,792     15,262,595     13,527,790
---------------------------------------------------------------------------------------------------  --------------
  End of period                                           $7,831,832     $5,919,701    $20,105,114    $15,262,595
--------------------------------------------------------------------------------------------------- ---------------

   SELECT ADVISORS PORTFOLIOS

RATIOS AND SUPPLEMENTARY DATA                                                 30

                                                                              EMERGING GROWTH PORTFOLIO
                                                     ----------------------------------------------------------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                         1998           1997           1996           1995             1994
Net Assets, end of period (000's)                      $11,425         $7,600         $4,603         $3,878           $2,050
Ratios to average net assets:
  Net expenses                                            1.45%          1.55%          1.61%          1.59%            2.56%(c)
  Net investment income (loss)                           (0.33%)        (0.33%)        (0.23%)        (0.12%)           5.51%(c)
  Expenses, without waiver and reimbursement              1.91%          2.94%          2.94%          3.59%            7.35%(c)
Portfolio turnover                                          78%           101%           117%           109%             150%

                                                                             GROWTH & INCOME PORTFOLIO
                                                   ------------------------------------------------------------------------------
                                                     FOR THE        FOR THE        FOR THE         FOR THE           FOR THE
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED(a)
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                       1998           1997           1996            1995              1994
Net Assets, end of period (000's)                    $38,827        $27,374        $20,956         $15,576           $10,110
Ratios to average net assets:
  Net expenses                                          1.16%          1.25%          1.00%           1.23%             1.20%(c)
  Net investment income (loss)                          1.66%          0.72%          0.87%           0.91%             1.11%(c)
  Expenses, without waiver and reimbursement            1.17%          1.49%          1.34%           1.53%             1.95%(c)
Portfolio turnover                                        64%           170%            92%            102%               10%

---------------
(a)  The Portfolio commenced operations on October 3, 1994.

(b) The Portfolio commenced operations on May 1, 1998.

(c)  Ratios are annualized.

The accompanying notes are an integral part of the financial statements.

   SELECT ADVISORS PORTFOLIOS

31

                                                                        INTERNATIONAL EQUITY PORTFOLIO
                                            ---------------------------------------------------------------------------
                                               FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                 1998           1997           1996           1995            1994
Net Assets, end of period (000's)              $11,890         $8,593         $6,571         $5,108          $4,538
Ratios to average net assets:
  Net expenses                                    1.55%          1.66%          1.67%          1.65%           3.20%(c)
  Net investment income (loss)                    0.07%          0.14%          0.35%          0.09%          (1.68%)(c)
  Expenses, without waiver and reimbursement      2.74%          4.26%          3.12%          3.87%           4.62%(c)
Portfolio turnover                                 138%           151%            86%            90%              7%

                                                                                                                   VALUE PLUS
                                            INCOME OPPORTUNITY PORTFOLIO        INCOME OPPORTUNITY PORTFOLIO       PORTFOLIO
                                     ------------------------------------------ ------------------------------   ---------------
                                        FOR THE        FOR THE        FOR THE     FOR THE          FOR THE           FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED    PERIOD ENDED(a)   PERIOD ENDED(b)
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                          1998           1997           1996        1995            1994              1998
Net Assets, end of period (000's)       $10,257        $10,697         $7,149      $2,581          $1,844            $27,354
Ratios to average net assets:
  Net expenses                             1.15%          1.30%          1.31%       1.42%           2.20%(c)           0.90%(c)
  Net investment income (loss)            10.24%         11.32%         11.31%      12.53%           8.09%(c)           0.65%(c)
  Expenses, without waiver and
    reimbursement                          1.68%          1.92%          2.74%       4.77%           7.48%(c)           1.20%(c)
Portfolio turnover                          283%           270%           222%       120%            144%                34%

                                                                        BALANCED PORTFOLIO
                                            ---------------------------------------------------------------------------
                                               FOR THE        FOR THE        FOR THE        FOR THE          FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED(a)
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                1998           1997           1996           1995            1994
 Net Assets, end of period (000's)              $7,832         $5,920         $4,030         $2,885          $1,996
 Ratios to average net assets:
   Net expenses                                   1.30%          1.50%          1.51%          1.51%           1.33%(c)
   Net investment income (loss)                   2.30%          1.99%          2.06%          2.29%           3.13%(c)
   Expenses, without waiver and reimbursement     2.28%          3.14%          3.38%          4.39%           6.48%(c)
 Portfolio turnover                                 59%           120%            88%           121%              7%

                                                                             BOND PORTFOLIO
                                            ------------------------------------------------------------------------------
                                               FOR THE        FOR THE        FOR THE          FOR THE          FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED(a)
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                1998           1997           1996              1995            1994
Net Assets, end of period (000's)              $20,105        $15,263        $13,528         $12,627          $10,082
Ratios to average net assets:
  Net expenses                                    0.85%          0.85%          0.85%           1.02%            1.21%(c)
  Net investment income (loss)                    6.01%          6.35%          6.18%           6.66%            6.32%(c)
  Expenses, without waiver and reimbursement      1.13%          1.49%          1.32%           1.40%            1.76%(c)
Portfolio turnover                                 170%            88%            64%             78%              11%

   SELECT ADVISORS PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS                                                 32

1.  Organization and Significant Accounting Policies

Select Advisors Portfolios (the "Portfolio Trust") was organized as a New York master trust fund on February 7, 1994 and is registered under the Investment Company Act of 1940, as amended ("the Act"), as an open-end management investment company. The Portfolio Trust consists of nine subtrusts (each a "Portfolio"), each having distinct investment objectives and policies: Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio, Bond Portfolio, Growth & Income Portfolio II and Bond Portfolio II. Growth & Income Portfolio II and Bond Portfolio II are included in a separate report.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting polices of the
Portfolios:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

FOREIGN CURRENCY TRANSLATION. The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the

   SELECT ADVISORS PORTFOLIOS

33

amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Portfolio Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

FEDERAL TAXES. Each Portfolio is treated as a partnership for federal income tax purposes. As such, each investor in each Portfolio is subject to taxation on its share of that Portfolio's ordinary income and capital gains. Therefore, no provision has been made for federal income taxes. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

WRITTEN OPTIONS. Each Portfolio may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY CONTRACTS. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Portfolio Trust and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of

   SELECT ADVISORS PORTFOLIOS

                                                                              34
Notes to Financial Statements continued

forward foreign currency contracts. As of December 31, 1998, the following Portfolio had the following open forward foreign currency contracts.

                                                                                        UNREALIZED
                                         CONTRACTS TO                                  APPRECIATION/
    PORTFOLIO NAME      MATURITY DATE   DELIVER/RECEIVE   IN EXCHANGE FOR    VALUE    (DEPRECIATION)
Balanced Portfolio
Sales                      3/22/99         GBP 41,520         $69,588       $68,767       $   821
                           1/11/99        ZAR 565,020         $94,548        95,925        (1,377)
-----------------------------------------------------------------------------------------------------
                                                                                          $  (556)
-----------------------------------------------------------------------------------------------------

GBP Great British Pound
ZAR South African Rand

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Portfolio may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trustees of the Portfolio Trust. The Portfolio, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

SECURITY TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

2.  Risks Associated with Foreign Investments

Some of the Portfolios may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

   SELECT ADVISORS PORTFOLIOS

35

3.  Transactions with Affiliates

INVESTMENT ADVISOR. The Portfolio Trust has an investment advisory agreement with Touchstone Advisors, Inc., (the "Advisor") a subsidiary of Western-Southern Life Assurance Company ("Western Southern"). Under the terms of the investment advisory agreement, each Portfolio pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 1998, each Portfolio incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.

                                                EMERGING    INTERNATIONAL     INCOME        VALUE     GROWTH &
                                                 GROWTH        EQUITY       OPPORTUNITY     PLUS       INCOME     BALANCED
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
                         Rate                     0.80%         0.95%          0.65%        0.75%       0.80%       0.80%


                                                  BOND
                                                PORTFOLIO
                         Rate                     0.55%

Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Portfolios. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1998, the following sub-advisory agreements were in place:

                         EMERGING GROWTH PORTFOLIO
                         David L. Babson & Company, Inc..............  0.50%
                         Westfield Capital Management Company........  0.45% on the first $10 million
                                                                       0.40% on the next $40 million
                                                                       0.35% thereafter
                         INTERNATIONAL EQUITY PORTFOLIO
                         Credit Suisse Asset Management..............  0.85% on the first $30 million
                                                                       0.80% on the next $20 million
                                                                       0.70% on the next $20 million
                                                                       0.60% thereafter
                         INCOME OPPORTUNITY PORTFOLIO
                         Alliance Capital Management L.P. ...........  0.40% on the first $50 million
                                                                       0.35% on the next $20 million
                                                                       0.30% on the next $20 million
                                                                       0.25% thereafter
                         VALUE PLUS PORTFOLIO
                         Fort Washington Investment Advisors,          0.45%
                           Inc. .....................................
                         GROWTH & INCOME PORTFOLIO
                         Scudder Kemper Investments..................  0.50% on the first $150 million
                                                                       0.45% thereafter
                         BALANCED PORTFOLIO
                         OpCap Advisors..............................  0.60% on the first $20 million*
                                                                       0.50% on the next $30 million*
                                                                       0.40% thereafter*
                         BOND PORTFOLIO
                         Fort Washington Investment Advisors,          0.30%
                           Inc. .....................................

* Includes assets of the Balanced Portfolio of the Portfolio Trust and the Balanced Portfolio of the Select Advisors Variable Insurance Trust (for which OpCap Advisors also acts in an investment advisory capacity).

Fort Washington Investment Advisors, Inc., is an affiliate of the Advisor.

   SELECT ADVISORS PORTFOLIOS

                                                                              36
Notes to Financial Statements continued

TRUSTEES. Each Trustee who is not an "interested person", (as defined in the Act), of the Portfolio Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio Trust and from Select Advisors Trust A, Select Advisors Trust C, and Select Advisors Variable Insurance Trust, which are included in separate annual reports. For the year ended December 31, 1998 the Portfolio Trust incurred $10,208 in Trustee fees which was prorated to each Portfolio.

4.  Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government agency obligations and excluding short-term investments) for the year ended December 31, 1998 were as follows:

                                         COST OF PURCHASES    PROCEEDS FROM SALES
Emerging Growth Portfolio                   $10,691,936           $ 7,007,257
International Equity Portfolio               14,851,933            13,809,291
Income Opportunity Portfolio                 31,607,506            29,586,766
Value Plus Portfolio                         33,481,621             8,164,794
Growth & Income Portfolio                    32,287,313            21,577,731
Balanced Portfolio                            4,695,744             3,020,754
Bond Portfolio                               14,043,995            13,552,940

The following Portfolios had transactions in U.S. government and U.S. government agency obligations:

                                         COST OF PURCHASES    PROCEEDS FROM SALES
Balanced Portfolio                          $   894,954           $   986,048
Bond Portfolio                               19,591,726            15,737,318

5.  Written Options

The Income Opportunity Portfolio's activity in written options during year ended December 31, 1998 was as follows:

                                                PRINCIPAL AMOUNT
                                                  OF CONTRACTS
                                                (000'S OMITTED)     PREMIUMS
Options Outstanding at December 31, 1997                --          $    --
  Options Written                                      450            5,670
  Options Canceled in Closing Transactions            (450)              --
----------------------------------------------------------------------------
Options Outstanding at December 31, 1998                --          $ 5,670

6.  Restricted Securities

Restricted securities may be difficult to dispose of and involve time consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1998, Bond Portfolio held restricted securities valued by

   SELECT ADVISORS PORTFOLIOS

37

the trustees of the Portfolio Trust at $837,573, representing 4.2% of net assets. Acquisition date and cost of each are as follows:

                                                                         ACQUISITION DATE      COST
                         Mercantile Safe Deposit                             3/28/85         $ 71,378
                         Central America, Series F                            8/1/86          130,000
                         Central America, Series G                            8/1/86          130,000
                         Central America, Series H                            8/1/86          130,000
                         Republic of Honduras, Series C                       5/1/88          100,000
                         Republic of Honduras, Series D                       5/1/88          100,000

Bond Portfolio received these securities from Western-Southern on October 4, 1994, in exchange for a proportionate interest in the Portfolio.

7.  Expense Reimbursements

For the year ended December 31, 1998, the Advisor has voluntarily agreed to reimburse each Portfolio the following amounts:

                                                                                        AMOUNT OF
                                                                                      REIMBURSEMENT
                         Emerging Growth Portfolio                                      $ 43,744
                         International Equity Portfolio                                  126,131
                         Income Opportunity Portfolio                                     57,832
                         Value Plus Portfolio                                             48,591
                         Growth & Income Portfolio                                         5,311
                         Balanced Portfolio                                               68,910
                         Bond Portfolio                                                   50,678

8.  Subsequent Event

Select Advisors Portfolios was originally organized as part of a two-tiered, master/feeder mutual fund complex known as a Hub and Spoke(R) structure. Under the Hub and Spoke structure, each series of Select Advisors Trust A (each, a "Trust A Fund") and each series of Select Advisors Trust C (each, a "Trust C Fund") invested all of its investable assets in a corresponding series of Select Advisors Portfolios (each, a "Hub"). Effective immediately after the close of business on December 31, 1998, each Trust A Fund and each Trust C Fund withdrew its assets (net of liabilities) from the corresponding Hub. Select Advisors Trust A ("Trust A") and Select Advisors Trust C ("Trust C") then consummated a series of transactions (the "Reorganization") in which each Trust A Fund acquired all of the assets (net of liabilities) of the corresponding Trust C Fund in exchange for Class C shares of such Trust A Fund. Class C shares received by each Trust C Fund were distributed pro rata to the shareholders of that Trust C Fund. In addition, where applicable, The Western and Southern Life Insurance Company Separate Account A ("SAA") withdrew its assets from each Hub in which it invested and reinvested such assets in Class Y shares of the corresponding Trust A Fund. The withdrawals from each Hub were effected as redemptions in-kind where the ownership of the Hub net assets before the redemption, was transferred to each Trust A, each Trust C Fund and SAA on a pro-rata basis.

   SELECT ADVISORS PORTFOLIOS

                                                                              38
Notes to Financial Statements continued

Immediately after and as a result of the Reorganization, all of the portfolio securities previously held in each Hub were held in the corresponding Trust A Fund in a multi-class structure and were owned on an undivided basis by holders of each Trust A Fund's Class A shares, Class C shares and, if applicable, Class Y shares. The investment objective and policies of each Trust A Fund is identical to its investment objective and policies and those of the corresponding Trust C Fund before the Reorganization. However, each Trust A Fund attempts to achieve its objective by retaining an investment advisor and sub-advisor to manage its assets directly, rather than investing its assets in the corresponding Hub.

All expenses associated with the Reorganization will be paid by Touchstone Advisors, Inc. (the "Advisor") or one of its affiliates. The deferred organization costs of each Hub have been fully expensed during the year ended December 31, 1998 in anticipation of the Reorganization. The Advisor has agreed to reimburse each Hub and Select Advisors Portfolios will be dissolved and terminated as soon as practicable.

REPORT OF INDEPENDENT ACCOUNTANTS
39

   REPORT OF INDEPENDENT ACCOUNTANTS

To Investors and Trustees of
the Select Advisors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and ratios and supplementary data present fairly, in all material respects, the financial position of the Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio and Bond Portfolio, (the "Funds") at December 31, 1998, the results of their operations, the changes in their net assets and their ratios and supplementary data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and ratios and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

NOTES                                                                         40